UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-06444

Legg Mason Partners Equity Trust

(Exact name of registrant as specified in charter)

620 Eighth Avenue, 49th Floor, New York, NY 10018

(Address of principal executive offices) (Zip code)

Robert I. Frenkel, Esq.

Legg Mason & Co., LLC

100 First Stamford Place

Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-877-721-1926

Date of fiscal year end: October 31

Date of reporting period: April 30, 2014

ITEM 1.	REPORT TO STOCKHOLDERS.

The Semi-Annual Report to Stockholders is filed herewith.

Semi-Annual Report	April 30, 2014

PERMAL

ALTERNATIVE SELECT FUND

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

Fund objectives

The Fund seeks to provide investors with long term capital appreciation.

Letter from the president

Dear Shareholder,

We are pleased to provide the semi-annual report of Permal Alternative Select Fund for the period since the Fund’s inception on February 7, 2014 through April 30, 2014. Please read on for Fund performance information and a detailed look at prevailing economic and market conditions during the Fund’s reporting period.

As always, we remain committed to providing you with excellent service and a full spectrum of investment choices. We also remain committed to supplementing the support you receive from your financial advisor. One way we accomplish this is through our website, www.leggmason.com/individualinvestors. Here you can gain immediate access to market and investment information, including:

•	Fund prices and performance,

•	Market insights and commentaries from our portfolio managers, and

•	A host of educational resources.

We look forward to helping you meet your financial goals.

Sincerely,

Kenneth D. Fuller

President and Chief Executive Officer

May 30, 2014

II	Permal Alternative Select Fund

Investment commentary

This Investment Commentary covers the Fund’s initial reporting period (the Fund’s inception on February 7, 2014 through April 30, 2014).

Economic review

After generally expanding at a moderate pace since the end of the Great Recession, the U.S. economy experienced a setback toward the end of the period from the Fund’s inception on February 7, 2014 through April 30, 2014 (the “reporting period”). Looking back, U.S. gross domestic product (“GDP”)i growth, as reported by the U.S. Department of Commerce, was 2.6% during the fourth quarter of 2013. The Commerce Department’s second reading for first quarter 2014 GDP growth, released after the reporting period ended, was -1.0%. This represented the first negative reading for GDP growth since the first quarter of 2011. The contraction was partially attributed to severe winter weather in the U.S., as well as slower growth overseas. In particular, the Commerce Department reported that moderating growth “primarily reflected negative contributions from private inventory investment, exports, nonresidential fixed investment, state and local government spending, and residential fixed investment that were partly offset by a positive contribution from personal consumption expenditures.”

The U.S. job market improved during the reporting period. When the period began, unemployment, as reported by the U.S. Department of Labor, was 6.7%. Unemployment was unchanged in March 2014 and then fell to 6.3% in April, the lowest level since September 2008. However, falling unemployment during the reporting period was partially due to a decline in the workforce participation rate, which was 62.8% in April 2014, matching its lowest level since 1978. The number of longer-term unemployed remained elevated, as roughly 35.3% of the 9.8 million Americans looking for work in April 2014 had been out of work for more than six months.

Sales of existing-homes declined at times during the reporting period given rising mortgage rates and weather-related factors. According to the National Association of Realtors (“NAR”), existing-home sales rose 1.3% on a seasonally adjusted basis in April 2014 versus the previous month’s sales. This marked the first month-over-month sales increase in 2014. The NAR reported that the median existing-home price for all housing types was $201,700 in April 2014, up 5.2% from April 2013. The inventory of homes available for sale in April 2014 was 16.8% higher than the previous month at a 5.9 month supply at the current sales pace and 6.5% higher than in April 2013.

The manufacturing sector expanded throughout the reporting period. Based on revised figures for the Institute for Supply Management’s Purchasing Managers’ Index (“PMI”)ii, the PMI was 53.2 in February 2014 (a reading below 50 indicates a contraction, whereas a reading above 50 indicates an expansion). The PMI then moved up to 53.7 in March and 54.9 in April 2014. During April 2014, seventeen of the eighteen industries within the PMI expanded, versus fourteen expanding in March 2014.

Growth outside the U.S. generally improved in developed countries. In its April 2014 World Economic Outlook Update, the International Monetary Fund (“IMF”) stated that “Global activity has broadly strengthened and is expected to improve further in 2014-15, with much of the impetus coming from advanced economies.” From a regional

Permal Alternative Select Fund	III

Investment commentary (cont’d)

perspective, the IMF anticipates 2014 growth will be 1.2% in the Eurozone, versus -0.5% in 2013. Economic activity in Japan is expected to be relatively stable, with growth of 1.4% in 2014, compared to 1.5% in 2013. After moderating in 2013, the IMF projects that overall growth in emerging market countries will improve somewhat in 2014, with growth of 4.9% versus 4.7% in 2013. For example, GDP growth in India is projected to move from 4.4% in 2013 to 5.4% in 2014. However, the IMF now projects that growth in China will dip from 7.7% in 2013 to 7.5% in 2014.

IV	Permal Alternative Select Fund

Market review

Q. How did the Federal Reserve Board (“Fed”)iii respond to the economic environment?

A. The Fed took a number of actions as it sought to meet its dual mandate of fostering maximum employment and price stability. As has been the case since December 2008, the Fed kept the federal funds rateiv at a historically low range between zero and 0.25%. At its meeting that concluded on December 18, 2013, prior to the beginning of the reporting period, the Fed announced that it would begin reducing its monthly asset purchases, saying “Beginning in January 2014, the Committee will add to its holdings of agency mortgage-backed securities (“MBS”) at a pace of $35 billion per month rather than $40 billion per month, and will add to its holdings of longer-term Treasury securities at a pace of $40 billion per month rather than $45 billion per month.” At the Fed’s meeting that concluded on January 29, 2014, it announced that in February 2014 it would further taper its asset purchases, to a total of $65 billion per month ($30 billion per month of agency MBS and $35 billion per month of longer-term Treasury securities). This was Ben Bernanke’s final meeting as the Chairman of the Federal Reserve Board. Janet Yellen was approved by the U.S. Senate in January 2014, and became Chair of the Fed on February 3, 2014. At its meeting that concluded on March 19, 2014, the Fed announced a further tapering of its asset purchases in April to a total of $55 billion per month ($25 billion per month of agency MBS and $30 billion per month of longer-term Treasuries). Finally, at its meeting that ended on April 30, 2014, the Fed cut its monthly asset purchases. Beginning in May, it will buy a total of $45 billion per month ($20 billion per month of agency MBS and $25 billion per month of longer-term Treasuries).

Q. What actions did international central banks take during the reporting period?

A. In November 2013, before the beginning of the reporting period, the European Central Bank (“ECB”)v cut rates from 0.50% to a new record low of 0.25%. While it has since held rates steady, at a press conference following its meeting on May 8, 2014, after the reporting period ended, ECB President Mario Draghi indicated that they may soon take further actions, saying “The Governing Council is comfortable with acting next time, but before we want to see the staff projections that will come out in early June.” In other developed countries, the Bank of England kept rates on hold at 0.50% during the reporting period, as did Japan at a range of zero to 0.10%, its lowest level since 2006. Elsewhere, the People’s Bank of China kept rates on hold at 6.0%.

Q. What factors impacted the U.S. stock market during the reporting period?

A. While there were periods of volatility, the U.S. stock market generated strong results during the reporting period. Stocks rallied sharply in February 2014 given generally solid corporate profits and robust investor demand. Despite some mixed economic data and increased geopolitical issues, the market was highly resilient and posted modest gains in March and April 2014. All told, during the reporting period the S&P 500 Indexvi gained 5.29%.

Looking at the U.S. stock market more closely, large-cap stocks generated the best returns during the reporting period, with the Russell 1000 Indexvii returning 5.04%. In contrast, the Russell Midcap Indexviii returned 4.25% and small-cap stocks, as

Permal Alternative Select Fund	V

Investment commentary (cont’d)

measured by the Russell 2000 Indexix, returned 1.23%. From an investment style perspective, growth and value stocks, as measured by the Russell 3000 Growthx and Russell 3000 Valuexi Indices, returned 2.72% and 6.87%, respectively.

Q. How did the international stock markets perform during the reporting period?

A. The international developed stock market, as measured by the MSCI EAFE Indexxii, outperformed the S&P 500 Index during the reporting period, gaining 5.60%. Emerging market equities produced even stronger results, as the MSCI Emerging Markets Indexxiii returned 6.72%. Supporting international equities was overall robust demand.

Q. Did Treasury yields trend higher or lower during the reporting period?

A. Short-term Treasury yields moved higher, whereas long-term yields modestly declined during the reporting period. When the period began, the yield on the two-year Treasury was 0.30% and it ended the period at 0.42%. The yield on the ten-year Treasury began the period at 2.71% and moved down to 2.67% at the end of the period.

Q. What factors impacted the spread sectors (non-Treasuries) during the reporting period?

A. While the market was volatile at times, the spread sectors largely posted positive results during the reporting period. Most spread sectors rallied in February 2014, as investor demand was solid overall. The majority of spread sectors then modestly declined in March as interest rates moved higher. However, the reporting period ended on a positive note as the spread sectors generated positive results in April. The overall bond market, as measured by the Barclays U.S. Aggregate Indexxiv, gained 1.07% during the reporting period.

Q. How did the high-yield bond market perform over the reporting period?

A. The U.S. high-yield bond market, as measured by the Barclays U.S. Corporate High Yield — 2% Issuer Cap Indexxv, posted positive returns during all of the months covered by the reporting period. Supporting the high yield market was generally solid investor demand and low defaults. All told, the high-yield bond market gained 2.64% for the reporting period.

Q. How did the emerging market debt asset class perform over the reporting period?

A. The asset class generated solid results during the reporting period. The asset class weakened in January 2014, prior to the beginning of the reporting period, given concerns about China’s economy and depreciating emerging market currencies. However, the asset class rallied sharply in February, March and April 2014 as investor demand resumed. Overall, the JPMorgan Emerging Markets Bond Index Global (“EMBI Global”)xvi gained 4.78% during the reporting period.

Performance review

For the period since inception on February 7, 2014 through April 30, 2014, Class A shares of Permal Alternative Select Fund, excluding sales charges, returned -0.60%. The Fund’s unmanaged benchmarks, the HFRX Global Hedge Fund Indexxvii returned 0.54% for the same period, while the Citigroup 3-Month U.S. Treasury Bill Indexxviii returned 0.01% for the period from February 28, 2014 through April 30, 2014. The Lipper Alternative Multi-Strategy Funds Category

VI	Permal Alternative Select Fund

Average1 returned -0.84% for the two-month period ended April 30, 2014.

Performance Snapshot as of April 30, 2014 (unaudited)
(excluding sales charges)	Since Fund Inception*
Permal Alternative Select Fund:
Class A	-0.60%
Class C	-0.80%
Class FI	-0.60%
Class I	-0.60%
Class IS	-0.60%
Citigroup 3-Month U.S. Treasury Bill Index	0.01%**
HFRX Global Hedge Fund Index	0.54%
Lipper Alternative Multi-Strategy Funds Category Average[1]	-0.84%

The performance shown represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above. Principal value and investment returns will fluctuate and investors’ shares, when redeemed, may be worth more or less than their original cost. To obtain performance data current to the most recent month-end, please visit our website at www.leggmason.com/individualinvestors.

All share class returns assume the reinvestment of all distributions, including returns of capital, if any, at net asset value and the deduction of all Fund expenses. Returns have not been adjusted to include sales charges that may apply or the deduction of taxes that a shareholder would pay on Fund distributions. If sales charges were reflected, the performance quoted would be lower. Performance figures for periods shorter than one year represent cumulative figures and are not annualized. Results for longer periods will differ in some cases substantially.

Fund performance figures reflect fee waivers and/or expense reimbursements, without which the performance would have been lower.

* The Fund’s inception date is February 7, 2014.

** For the period February 28, 2014 to April 30, 2014.

Total Annual Operating Expenses (unaudited)

As of the Fund’s current prospectus dated February 7, 2014, the gross total annual operating expense ratios for Class A, Class C, Class FI, Class I and Class IS shares were 4.09%, 4.84%, 4.09%, 3.84% and 3.69%, respectively.

Actual expenses may be higher. For example, expenses may be higher than those shown if average net assets decrease. Net assets are more likely to decrease and Fund expense ratios are more likely to increase when markets are volatile.

As a result of expense limitation arrangements, the ratio of expenses (other than taxes; interest; extraordinary expenses; brokerage commissions and expenses; fees, costs and expenses associated with any prime brokerage arrangement (including the costs of any securities borrowing arrangement); acquired fund fees and expenses; and dividend and interest expenses on securities sold short), to average net assets is not expected to exceed 2.70% for Class A shares, 3.45% for Class C shares, 2.70% for Class FI shares, 2.45% for Class I shares and 2.30% for Class IS shares. Total annual fund operating expenses after waiving fees and/or reimbursing expenses exceed the expense cap as a result of dividend and interest expenses on securities sold short. These expense limitation arrangements cannot be terminated prior to December 31, 2015 without the Board of Trustees’ consent.

[1]

Lipper, Inc., a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments. Returns are based on the two-month period ended April 30, 2014, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 130 funds in the Fund’s Lipper category, and excluding sales charges.

Permal Alternative Select Fund	VII

Investment commentary (cont’d)

The manager is permitted to recapture amounts waived or reimbursed to a class during the same fiscal year if the class’ total annual operating expenses have fallen to a level below the expense limitation (“expense cap”) in effect at the time the fees were earned or the expenses incurred. In no case will the manager recapture any amount that would result, on any particular business day of the Fund, in the class’ total annual operating expenses exceeding the expense cap or any other lower limit then in effect.

As always, thank you for your confidence in our stewardship of your assets.

Sincerely,

Kenneth D. Fuller

President and Chief Executive Officer

May 30, 2014

RISKS: The Fund utilizes alternative hedge strategies, which involve highly speculative investments that employ aggressive investment strategies and carry substantial risk. These investments are generally illiquid, difficult to value and may carry significant restrictions for transferring assets. The Fund, and the subadvised strategies, may employ leverage, which increases the volatility of investment returns and subjects the Fund to magnified losses if the Fund’s investments decline in value. The Fund and the subadvisers may use derivatives, such as options and futures, which can be illiquid, may disproportionately increase losses, and have a potentially large impact on Fund performance. Commodity-related investments may be more volatile and less liquid than the underlying commodity instruments, or measures, and their value may be affected by the performance of the overall commodities markets as well as weather, tax and other regulatory developments. The Fund, and some of the subadvisers may employ short selling, a speculative strategy. Unlike the possible loss on a security that is purchased, there is no limit on the amount of loss on an appreciating security that is sold short. The Fund and each subadviser may engage in active and frequent trading, resulting in higher portfolio turnover and transaction costs. There is no assurance strategies used by the Fund or subadvisers will be successful. Equity securities are subject to price fluctuation and loss of principal. International investments are subject to special risks including currency fluctuations, social, economic and political uncertainties, which could increase volatility. These risks are magnified in emerging markets. Small-and mid-cap stocks involve greater risks and volatility than large-cap stocks. Fixed income securities involve interest rate, credit, inflation, and reinvestment risks. As interest rates rise, the value of fixed income securities fall. High-yield bonds possess greater price volatility, illiquidity, and possibility of default. Please see the prospectus for a more complete discussion of these and other risks and the Fund’s investment strategies.

All investments are subject to risk including the possible loss of principal. Past performance is no guarantee of future results. All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole. Forecasts and predictions are inherently limited and should not be relied upon as an indication of actual or future performance.

VIII	Permal Alternative Select Fund

[i]	Gross domestic product (“GDP”) is the market value of all final goods and services produced within a country in a given period of time.

ii

The Institute for Supply Management’s PMI is based on a survey of purchasing executives who buy the raw materials for manufacturing at more than 350 companies. It offers an early reading on the health of the manufacturing sector.

iii

The Federal Reserve Board (“Fed”) is responsible for the formulation of policies designed to promote economic growth, full employment, stable prices and a sustainable pattern of international trade and payments.

iv

The federal funds rate is the rate charged by one depository institution on an overnight sale of immediately available funds (balances at the Federal Reserve) to another depository institution; the rate may vary from depository institution to depository institution and from day to day.

[v]	The European Central Bank (“ECB”) is responsible for the monetary system of the European Union and the euro currency.

vi	The S&P 500 Index is an unmanaged index of 500 stocks and is generally representative of the performance of larger companies in the U.S.

vii

The Russell 1000 Index measures the performance of the large-cap segment of the U.S. equity universe. It is a subset of the Russell 3000 Index and includes approximately 1,000 of the largest securities based on a combination of their market cap and current index membership. The Russell 1000 represents approximately 92% of the U.S. market. The Russell 3000 Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the U.S. equity market.

viii

The Russell Midcap Index measures the performance of the mid-cap segment of the U.S. equity universe. The Russell Midcap is a subset of the Russell 1000 Index. It includes approximately 800 of the smallest securities based on a combination of their market cap and current index membership. The Russell Midcap represents approximately 31% of the total market capitalization of the Russell 1000 companies.

ix

The Russell 2000 Index measures the performance of the small-cap segment of the U.S. equity universe. The Russell 2000 is a subset of the Russell 3000 Index representing approximately 10% of the total market capitalization of that index. It includes approximately 2,000 of the smallest securities based on a combination of their market cap and current index membership.

[x]

The Russell 3000 Growth Index measures the performance of the broad growth segment of the U.S. equity universe. It includes those Russell 3000 Index companies with higher price-to-book ratios and higher forecasted growth values. (A price-to-book ratio is the price of a stock compared to the difference between a company’s assets and liabilities.)

xi

The Russell 3000 Value Index measures the performance of the broad value segment of the U.S. equity universe. It includes those Russell 3000 Index companies with lower price-to-book ratios and lower forecasted growth values.

xii	The MSCI EAFE Index is a free float-adjusted market capitalization index designed to measure developed market equity performance, excluding the U.S. and Canada.

xiii	The MSCI Emerging Markets Index is a free float-adjusted market capitalization index that is designed to measure equity market performance in the global emerging markets.

xiv

The Barclays U.S. Aggregate Index is a broad-based bond index comprised of government, corporate, mortgage- and asset-backed issues, rated investment grade or higher, and having at least one year to maturity.

xv

The Barclays U.S. Corporate High Yield — 2% Issuer Cap Index is an index of the 2% Issuer Cap component of the Barclays U.S. Corporate High Yield Index, which covers the U.S. dollar-denominated, non-investment grade, fixed-rate, taxable corporate bond market.

xvi

The JPMorgan Emerging Markets Bond Index Global (“EMBI Global”) tracks total returns for U.S. dollar-denominated debt instruments issued by emerging market sovereign and quasi-sovereign entities: Brady bonds, loans, Eurobonds and local market instruments.

xvii

The HFRX Global Hedge Fund Index is designed to be representative of the overall composition of the hedge fund universe. It is comprised of all eligible hedge fund strategies; including but not limited to convertible arbitrage, distressed securities, equity hedge, equity market neutral, event-driven, macro, merger arbitrage, and relative value arbitrage. The strategies are asset weighted based on the distribution of assets in the hedge fund industry.

xviii	The Citigroup 3-Month U.S. Treasury Bill Index is an unmanaged index generally representative of the average yield of 3-month U.S. Treasury bills.

Permal Alternative Select Fund	IX

Fund at a glance (unaudited)

Investment breakdown† (%) as a percent of total investments

†	The bar graph above represents the composition of the Fund’s investments as of April 30, 2014 and does not include derivatives such as written options, futures contracts, swap contracts and forward foreign currency contracts. The Fund is actively managed. As a result, the composition of the Fund’s investments is subject to change at any time.

Securities sold short breakdown‡ (%) as a percent of total securities sold short

‡	The bar graph above represents the composition of the Fund’s securities sold short as of April 30, 2014 and does not include derivatives. The Fund is actively managed. As a result, the composition of the Fund’s securities sold short is subject to change at any time.

Permal Alternative Select Fund 2014 Semi-Annual Report	1

Fund expenses (unaudited)

Example

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs including front-end and back-end sales charges (loads) on purchase payments; and (2) ongoing costs, including management fees; service and/or distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested on November 1, 2013 and held for the six months ended April 30, 2014, unless otherwise noted.

Actual expenses

The table below titled “Based on Actual Total Return” provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period“.

Hypothetical example for comparison purposes

The table below titled “Based on Hypothetical Total Return” provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5.00% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5.00% hypothetical example relating to the Fund with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or back-end sales charges (loads). Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Based on actual total return[1]						Based on hypothetical total return[4]
	Actual Total Return Without Sales Charge[2]	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period[3]		Hypothetical Annualized Total Return	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period[5]
Class A	-0.60%	$1,000.00	$994.00	2.81%	$6.14	Class A	5.00%	$1,000.00	$1,010,86	2.81%	$14.01
Class C	-0.80	1,000.00	992.00	3.57	7.79	Class C	5.00	1,000.00	1,007.09	3.57	17.77
Class FI	-0.60	1,000.00	994.00	2.81	6.14	Class FI	5.00	1,000.00	1,010.86	2.81	14.01
Class I	-0.60	1,000.00	994.00	2.43	5.31	Class I	5.00	1,000.00	1,012.74	2.43	12.13
Class IS	-0.60	1,000.00	994.00	2.43	5.31	Class IS	5.00	1,000.00	1,012.74	2.43	12.13

2	Permal Alternative Select Fund 2014 Semi-Annual Report

[1]	For the period February 7, 2014 (inception date) to April 30, 2014.

[2]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value and does not reflect the deduction of the applicable sales charge with respect to Class A shares or the applicable contingent deferred sales charge (“CDSC”) with respect to Class C shares. Total return is not annualized, as it may not be representative of the total return for the year. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]

Expenses (net of compensating balance arrangements, fee waivers and/or expense reimbursements) are equal to each class’ respective annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal period (80), then divided by 365.

[4]	For the six months ended April 30, 2014.

[5]

Expenses (net of compensating balance arrangements, fee waivers and/or expense reimbursements) are equal to each class’ respective annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (181), then divided by 365.

Permal Alternative Select Fund 2014 Semi-Annual Report	3

Consolidated schedule of investments (unaudited)

April 30, 2014

Permal Alternative Select Fund

Security	Shares	Value
Common Stocks — 31.5%
Consumer Discretionary — 9.9%
Automobiles — 0.1%
Motors Liquidation Co. GUC Trust	892	$24,574	*
Diversified Consumer Services — 0.5%
Service Corporation International	353	6,626
Sotheby’s Holdings Inc.	2,500	105,150
Total Diversified Consumer Services		111,776
Hotels, Restaurants & Leisure — 1.3%
Boyd Gaming Corp.	580	6,856	*
Bwin.Party Digital Entertainment PLC	3,964	8,513
Caesars Acquisition Co., Class A Shares	280	3,528	*
Caesars Entertainment Corp.	718	13,261	*
International Game Technology	6,780	85,089	(a)
Intrawest Resorts Holdings Inc.	182	2,064	*
MGM Resorts International	6,900	174,087	*
OPAP SA	39	622
Pinnacle Entertainment Inc.	499	11,612	*
Total Hotels, Restaurants & Leisure		305,632
Internet & Catalog Retail — 1.2%
Netflix Inc.	900	289,836	*(b)
Media — 1.7%
Clear Channel Outdoor Holdings Inc., Class A Shares	8,229	65,997
Time Warner Cable Inc.	1,960	277,262
Tribune Co.	850	66,087	*
Total Media		409,346
Multiline Retail — 0.3%
Burlington Stores Inc.	35	910	*
Dollar General Corp.	1,100	62,084	*
Total Multiline Retail		62,994
Specialty Retail — 1.4%
Container Store Group Inc.	1,200	33,108	*
L Brands Inc.	1,400	75,880
Urban Outfitters Inc.	6,100	217,495	*(b)
Total Specialty Retail		326,483
Textiles, Apparel & Luxury Goods — 3.4%
Compagnie Financiere Richemont SA	1,000	101,466
Lululemon Athletica Inc.	2,800	128,604	*
Michael Kors Holdings Ltd.	2,800	255,360	*(b)

See Notes to Consolidated Financial Statements.

4	Permal Alternative Select Fund 2014 Semi-Annual Report

Permal Alternative Select Fund

Security	Shares	Value
Textiles, Apparel & Luxury Goods — continued
Prada SpA, ADR	10,700	$170,023
Ralph Lauren Corp.	400	60,548
Swatch Group AG, ADR	2,200	70,466
Total Textiles, Apparel & Luxury Goods		786,467
Total Consumer Discretionary		2,317,108
Consumer Staples — 0.7%
Food & Staples Retailing — 0.5%
Rite Aid Corp.	15,500	113,150	*
Safeway Inc.	247	8,413
Total Food & Staples Retailing		121,563
Food Products — 0.0%
Darling International Inc.	547	10,945	*
Personal Products — 0.2%
Herbalife Ltd.	662	39,707
Total Consumer Staples		172,215
Energy — 3.7%
Energy Equipment & Services — 1.5%
Cameron International Corp.	800	51,968	*
Dresser-Rand Group Inc.	1,500	90,660	*
Nabors Industries Ltd.	1,500	38,280
Schlumberger Ltd.	1,700	172,635
Total Energy Equipment & Services		353,543
Oil, Gas & Consumable Fuels — 2.2%
Anadarko Petroleum Corp.	37	3,664
Ardmore Shipping Corp.	278	3,625
Concho Resources Inc.	700	91,315	*
EP Energy Corp., Class A Shares	4,258	82,733	*
EQT Corp.	191	20,817
Goodrich Petroleum Corp.	3,400	85,510	*
Laredo Petroleum Inc.	1,400	40,922	*
Marathon Petroleum Corp.	399	37,087	(a)
Noble Energy Inc.	1,100	78,958
PBF Energy Inc., Class A Shares	519	15,975
Tanker Investments Ltd.	269	3,156	*
Valero Energy Corp.	464	26,527
Western Refining Inc.	427	18,574
Total Oil, Gas & Consumable Fuels		508,863
Total Energy		862,406

See Notes to Consolidated Financial Statements.

Permal Alternative Select Fund 2014 Semi-Annual Report	5

Consolidated schedule of investments (unaudited) (cont’d)

April 30, 2014

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Security	Shares	Value
Financials — 1.8%
Banks — 0.1%
Alpha Bank AE	22,723	$21,973	*
Eurobank Ergasias SA	6,930	2,980	*
Total Banks		24,953
Consumer Finance — 0.5%
Ally Financial Inc.	4,505	108,796	*
Diversified Financial Services — 0.0%
Blackhawk Network Holdings Inc., Class B Shares	40	921	*
Insurance — 0.4%
Ambac Financial Group Inc.	3,284	99,111	*
Real Estate Investment Trusts (REITs) — 0.8%
Campus Crest Communities Inc.	5,915	50,928
Chimera Investment Corp.	19,720	60,935
Pennymac Mortgage Investment Trust	2,550	59,772	(a)
Total Real Estate Investment Trusts (REITs)		171,635
Thrifts & Mortgage Finance — 0.0%
PennyMac Financial Services Inc., Class A Shares	261	4,142	*
Total Financials		409,558
Health Care — 6.2%
Biotechnology — 1.1%
Celldex Therapeutics Inc.	3,300	49,500	*
NPS Pharmaceuticals Inc.	3,100	82,522	*
Receptos Inc.	2,300	77,717	*
Tesaro Inc.	1,700	42,432	*
Total Biotechnology		252,171
Health Care Equipment & Supplies — 0.4%
Wright Medical Group Inc.	3,100	84,785	*
Health Care Providers & Services — 1.8%
Brookdale Senior Living Inc.	5,452	173,592	*
Community Health Systems Inc.	887	33,608	*(a)
HCA Holdings Inc.	87	4,524	*
McKesson Corp.	1,200	203,028
Total Health Care Providers & Services		414,752
Pharmaceuticals — 2.9%
AbbVie Inc.	3,600	187,488
Actavis PLC	1,850	378,011	*(b)
Perrigo Co. PLC	850	123,131
Total Pharmaceuticals		688,630
Total Health Care		1,440,338

See Notes to Consolidated Financial Statements.

6	Permal Alternative Select Fund 2014 Semi-Annual Report

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Security	Shares	Value
Industrials — 2.0%
Airlines — 0.0%
Singapore Airlines Ltd.	855	$7,079
Building Products — 0.3%
Nortek Inc.	820	67,371	*
Electrical Equipment — 0.1%
Plug Power Inc.	2,800	13,020	*
SolarCity Corp.	130	6,923	*
Total Electrical Equipment		19,943
Marine — 0.1%
Diana Shipping Inc.	2,809	31,629	*
Road & Rail — 1.5%
Avis Budget Group Inc.	2,000	105,180	*
Hertz Global Holdings Inc.	8,500	241,995	*(b)
Total Road & Rail		347,175
Total Industrials		473,197
Information Technology — 5.9%
Electronic Equipment, Instruments & Components — 0.0%
CDW Corp.	160	4,510
Internet Software & Services — 2.9%
eBay Inc.	3,100	160,673	*(b)
Equinix Inc.	750	140,857	*
Google Inc., Class A Shares	200	106,976	*(b)
LinkedIn Corp., Class A Shares	850	130,450	*
MercadoLibre Inc.	900	83,943
SouFun Holdings Ltd., ADR	5,000	58,850
Total Internet Software & Services		681,749
IT Services — 0.3%
MasterCard Inc., Class A Shares	800	58,840
Software — 2.5%
Imperva Inc.	2,300	52,624	*
MicroStrategy Inc., Class A Shares	2,250	273,218	*(b)
Solarwinds Inc.	3,900	157,248	*
TIBCO Software Inc.	5,600	109,928	*
Total Software		593,018
Technology Hardware, Storage & Peripherals — 0.2%
Apple Inc.	87	51,338
Total Information Technology		1,389,455

See Notes to Consolidated Financial Statements.

Permal Alternative Select Fund 2014 Semi-Annual Report	7

Consolidated schedule of investments (unaudited) (cont’d)

April 30, 2014

Permal Alternative Select Fund

Security			Shares	Value
Materials — 1.1%
Chemicals — 0.3%
CF Industries Holdings Inc.			300	$73,551
Containers & Packaging — 0.4%
Berry Plastics Group Inc.			4,139	93,086	*
Metals & Mining — 0.4%
Barrick Gold Corp.			394	6,883
Freeport-McMoRan Copper & Gold Inc.			2,208	75,889	(a)
Total Metals & Mining				82,772
Total Materials				249,409
Telecommunication Services — 0.2%
Diversified Telecommunication Services — 0.1%
Hellenic Telecommunications Organization SA			1,972	31,435	*
Wireless Telecommunication Services — 0.1%
Tim Participacoes SA, ADR			303	8,154
Total Telecommunication Services				39,589
Total Common Stocks (Cost — $7,467,319)				7,353,275

	Rate
Preferred Stocks — 0.7%
Industrials — 0.7%
Marine — 0.7%
Diana Shipping Inc. (Cost — $147,540)	8.875%		6,000	155,460

		Maturity Date	Face Amount
Convertible Bonds & Notes — 4.1%
Consumer Discretionary — 0.1%
Automobiles — 0.1%
Tesla Motors Inc., Senior Notes	1.250%	3/1/21	$20,000	18,263
Consumer Staples — 1.5%
Personal Products — 1.5%
Herbalife Ltd., Senior Notes	2.000%	8/15/19	410,000	364,646	(a)(c)
Financials — 1.5%
Real Estate Investment Trusts (REITs) — 1.5%
Apollo Commercial Real Estate Finance Inc., Senior Notes	5.500%	3/15/19	150,000	159,470
Resource Capital Corp., Senior Notes	6.000%	12/1/18	150,000	149,906	(a)
Starwood Property Trust Inc., Senior Notes	4.000%	1/15/19	40,000	46,375
Total Financials				355,751

See Notes to Consolidated Financial Statements.

8	Permal Alternative Select Fund 2014 Semi-Annual Report

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Security	Rate	Maturity Date	Face Amount	Value
Health Care — 0.2%
Pharmaceuticals — 0.2%
Vivus Inc., Senior Notes	4.500%	5/1/20	$55,000	$41,697	(c)
Industrials — 0.8%
Air Freight & Logistics — 0.7%
UTi Worldwide Inc., Senior Notes	4.500%	3/1/19	165,000	170,362	(c)
Electrical Equipment — 0.1%
SolarCity Corp., Senior Notes	2.750%	11/1/18	10,000	12,000
Total Industrials				182,362
Total Convertible Bonds & Notes (Cost — $986,913)				962,719
Corporate Bonds & Notes — 12.0%
Consumer Discretionary — 4.7%
Diversified Consumer Services — 0.8%
Odeon & UCI Finco PLC, Senior Secured Notes	9.000%	8/1/18	100,000	178,971	(c)
Hotels, Restaurants & Leisure — 1.3%
Caesars Entertainment Operating Co. Inc., Secured Notes	10.000%	12/15/18	300,000	138,000
Caesars Entertainment Operating Co. Inc., Senior Secured Notes	11.250%	6/1/17	10,000	9,600
Caesars Entertainment Operating Co. Inc., Senior Secured Notes	9.000%	2/15/20	165,000	144,581
Total Hotels, Restaurants & Leisure				292,181
Media — 2.6%
Altice SA, Senior Secured Notes	7.750%	5/15/22	200,000	208,750	(c)
Numericable Group SA, Senior Secured Bonds	6.000%	5/15/22	200,000	205,000	(c)
Numericable Group SA, Senior Secured Bonds	6.250%	5/15/24	200,000	205,000	(c)
Total Media				618,750
Total Consumer Discretionary				1,089,902
Consumer Staples — 0.1%
Food & Staples Retailing — 0.1%
Safeway Inc., Senior Notes	3.950%	8/15/20	15,000	15,245
Safeway Inc., Senior Notes	4.750%	12/1/21	10,000	10,267
Total Consumer Staples				25,512
Energy — 1.7%
Oil, Gas & Consumable Fuels — 1.7%
Chesapeake Energy Corp., Senior Notes	3.467%	4/15/19	150,000	151,594	(d)
Ridgebury Crude Tankers LLC, Senior Secured Bonds	7.625%	3/20/17	250,000	256,250	(c)
Total Energy				407,844
Financials — 1.9%
Capital Markets — 0.6%
Lehman Brothers Holdings Inc., Escrow Receipts	—	—	70,000	13,125	*

See Notes to Consolidated Financial Statements.

Permal Alternative Select Fund 2014 Semi-Annual Report	9

Consolidated schedule of investments (unaudited) (cont’d)

April 30, 2014

Permal Alternative Select Fund

Security	Rate	Maturity Date	Face Amount	Value
Capital Markets — continued
Lehman Brothers Holdings Inc., Escrow Receipts	—	—	$100,000	$18,750	*
Lehman Brothers Holdings Inc., Escrow Receipts	—	—	200,000	27,793	* (e)
Lehman Brothers Holdings Inc., Escrow Receipts	—	—	100,000	18,500	*
Lehman Brothers Holdings Inc., Escrow Receipts	—	—	57,000	10,402	*
Lehman Brothers Holdings Inc., Escrow Receipts	—	—	50,000	9,125	*
Lehman Brothers Holdings Inc., Escrow Receipts	—	—	124,000	22,630	*
Lehman Brothers Holdings Inc., Escrow Receipts	—	—	50,000	9,125	*
Total Capital Markets				129,450
Insurance — 1.3%
Ambac Assurance Corp., Subordinated Notes	5.100%	6/7/20	275,000	305,250	(c)
Total Financials				434,700
Materials — 3.6%
Metals & Mining — 3.6%
AuRico Gold Inc., Secured Notes	7.750%	4/1/20	165,000	162,112	(c)
HudBay Minerals Inc., Senior Notes	9.500%	10/1/20	300,000	325,500
Imperial Metals Corp., Senior Notes	7.000%	3/15/19	150,000	153,563	(c)
Thompson Creek Metals Co. Inc., Senior Notes	7.375%	6/1/18	225,000	213,187
Total Materials				854,362
Total Corporate Bonds & Notes (Cost — $2,726,513)				2,812,320

			Shares/Units
Master Limited Partnerships — 0.8%
Financials — 0.8%
Apollo Global Management LLC, Class A Shares			1,800	48,834
Blackstone Group LP			3,025	89,328
Fortress Investment Group LLC, Class A Shares			7,780	55,627
Total Master Limited Partnerships (Cost — $214,056)				193,789

		Expiration Date	Contracts
Purchased Options — 1.5%
Actavis PLC, Call @ $200.00		1/17/15	6	15,060
Actavis PLC, Call @ $220.00		1/17/15	4	6,180
Apple Inc., Call @ $440.00		1/17/15	2	30,920
Dollar General Corp., Call @ $57.50		1/17/15	14	5,600
eBay Inc., Call @ $55.00		1/17/15	13	3,796
Google Inc., Call @ $560.00		1/17/15	7	22,120
Hertz Global Holdings Inc., Call @ $27.00		9/20/14	26	8,450

See Notes to Consolidated Financial Statements.

10	Permal Alternative Select Fund 2014 Semi-Annual Report

Permal Alternative Select Fund

Security		Expiration Date	Contracts	Value
Purchased Options — continued
L Brands Inc., Call @ $51.00		1/17/15	20	$11,400
LinkedIn Corp., Call @ $180.00		1/17/15	10	13,400
LinkedIn Corp., Call @ $200.00		1/15/16	6	10,965
MasterCard Inc., Call @ $72.00		1/17/15	20	13,420
MGM Resorts International, Call @ $15.00		1/17/15	78	80,340
Michael Kors Holdings Ltd., Call @ $65.00		1/17/15	12	33,720
Michael Kors Holdings Ltd., Call @ $80.00		1/17/15	8	13,600
Netflix Inc., Call @ $400.00		1/15/16	6	27,480
Ralph Lauren Corp., Call @ $155.00		1/17/15	11	10,758
Ross Stores Inc., Call @ $67.50		1/17/15	14	7,070
Starbucks Corp., Call @ $57.50		1/17/15	14	19,600
Starbucks Corp., Call @ $77.50		1/17/15	22	5,610
Total Purchased Options (Cost — $390,126)				339,489

			Warrants
Warrants — 0.0%
Alpha Bank AE (Cost — $2,476)		12/10/17	967	2,267	*
Total Investments before Short-Term Investments (Cost — $11,934,943)				11,819,319

	Rate		Face Amount
Short-Term Investments — 28.4%
State Street Institutional Investment Trust Treasury Money Market Fund, Institutional Class	0.000%		$4,848,057	4,848,057
State Street Institutional Investment Trust Treasury Plus Fund Institutional Class	0.000%		1,331,969	1,331,969
State Street Institutional Liquid Reserves Fund	0.077%		471,927	471,927
Total Short-Term Investments (Cost — $6,651,953)				6,651,953
Total Investments — 79.0% (Cost — $18,586,896#)				18,471,272
Other Assets in Excess of Liabilities — 21.0%				4,909,221
Total Net Assets — 100.0%				$23,380,493

*	Non-income producing security.

(a)	All or a portion of this security is held at the broker as collateral for open securities sold short.

(b)	All or a portion of this security is held by the custodian as collateral for open swap contracts.

(c)

Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. This security has been deemed liquid pursuant to guidelines approved by the Board of Trustees, unless otherwise noted.

(d)	Variable rate security. Interest rate disclosed is as of the most recent information available.

See Notes to Consolidated Financial Statements.

Permal Alternative Select Fund 2014 Semi-Annual Report	11

Consolidated schedule of investments (unaudited) (cont’d)

April 30, 2014

Permal Alternative Select Fund

(e)	Security is valued in good faith in accordance with procedures approved by the Board of Trustees (See Note 1).

#	Aggregate cost for federal income tax purposes is substantially the same.

Abbreviation used in this schedule:
ADR	— American Depositary Receipts

See Notes to Consolidated Financial Statements.

12	Permal Alternative Select Fund 2014 Semi-Annual Report

Permal Alternative Select Fund

Security	Shares	Value
Securities Sold Short‡
Common Stocks — (0.6)%
Consumer Discretionary — (0.1)%
Automobiles — (0.1)%
General Motors Co.	(436)	$(15,033)
Specialty Retail — (0.0)%
Container Store Group Inc.	(99)	(2,732	) *
Total Consumer Discretionary		(17,765)
Consumer Staples — (0.1)%
Food & Staples Retailing — (0.0)%
Sprouts Farmers Market Inc.	(20)	(640	) *
Personal Products — (0.1)%
Herbalife Ltd.	(487)	(29,210)
Total Consumer Staples		(29,850)
Energy — (0.0)%
Oil, Gas & Consumable Fuels — (0.0)%
Ardmore Shipping Corp.	(145)	(1,891)
Financials — (0.1)%
Real Estate Investment Trusts (REITs) — (0.1)%
Starwood Property Trust Inc.	(1,130)	(27,176)
Industrials — (0.3)%
Air Freight & Logistics — (0.3)%
UTI Worldwide Inc.	(5,452)	(53,375)
Total Securities Sold Short (Proceeds — $(141,630))		(130,057)

*	Non-income producing security.

‡	Percentages indicated are based on net assets.

Schedule of Written Options
Security	Expiration Date	Strike Price	Contracts	Value
Actavis PLC, Put	1/17/15	$150.00	6	$2,640
Actavis PLC, Put	1/17/15	170.00	4	3,440
Apple Inc., Call	1/17/15	540.00	2	13,378
Apple Inc., Put	1/17/15	340.00	2	112
Dollar General Corp., Call	1/17/15	67.50	14	1,715
Dollar General Corp., Put	1/17/15	50.00	14	2,660
eBay Inc., Call	1/17/15	62.50	13	1,482
eBay Inc., Put	1/17/15	45.00	13	2,171
Google Inc., Call	1/17/15	610.00	7	11,130

See Notes to Consolidated Financial Statements.

Permal Alternative Select Fund 2014 Semi-Annual Report	13

Consolidated schedule of investments (unaudited) (cont’d)

April 30, 2014

Permal Alternative Select Fund

Schedule of Written Options (cont’d)
Security	Expiration Date	Strike Price	Contracts	Value
Google Inc., Put	1/17/15	$460.00	7	$10,150
Hertz Global Holdings Inc., Call	9/20/14	32.00	26	2,860
L Brands Inc., Call	1/17/15	61.00	20	3,250
L Brands Inc., Put	1/17/15	41.00	20	1,650
LinkedIn Corp., Call	1/15/16	300.00	6	2,835
LinkedIn Corp., Call	1/17/15	220.00	10	5,500
LinkedIn Corp., Put	1/15/16	175.00	6	28,110
LinkedIn Corp., Put	1/17/15	135.00	10	14,100
Market Vectors Gold Miners ETF, Put	1/17/15	25.00	11	3,465
Market Vectors Gold Miners ETF, Put	1/17/15	35.00	17	19,338
MasterCard Inc., Call	1/17/15	82.00	20	5,120
MasterCard Inc., Put	1/17/15	62.00	20	3,760
Michael Kors Holdings Ltd., Call	1/17/15	75.00	12	24,660
Michael Kors Holdings Ltd., Call	1/17/15	95.00	8	6,960
Michael Kors Holdings Ltd., Call	5/17/14	100.00	8	144
Michael Kors Holdings Ltd., Call	8/16/14	105.00	8	1,680
Michael Kors Holdings Ltd., Call	8/16/14	110.00	8	1,000
Michael Kors Holdings Ltd., Put	1/17/15	45.00	12	360
Michael Kors Holdings Ltd., Put	1/17/15	65.00	8	1,500
Netflix Inc., Put	1/15/16	300.00	6	37,950
Ralph Lauren Corp., Call	1/17/15	175.00	11	4,400
Ralph Lauren Corp., Put	1/17/15	140.00	11	8,305
Ross Stores Inc., Call	1/17/15	77.50	14	2,170
Ross Stores Inc., Put	1/17/15	60.00	14	2,926
Starbucks Corp., Call	1/17/15	75.00	14	4,662
Starbucks Corp., Call	1/17/15	85.00	22	2,442
Starbucks Corp., Put	1/17/15	50.00	14	658
Starbucks Corp., Put	1/17/15	65.00	22	7,150
Tesla Motors Inc., Put	1/17/15	80.00	14	1,932
Tibco Software Inc., Put	1/17/15	18.00	28	4,340
Total Written Options (Premiums Received — $256,202)				$252,105

See Notes to Consolidated Financial Statements.

14	Permal Alternative Select Fund 2014 Semi-Annual Report

Consolidated statement of assets and liabilities (unaudited)

April 30, 2014

Assets:
Investments, at value (Cost — $18,586,896)	$18,471,272
Cash	5,201,714
Deposits with brokers for open written options	535,000
Deposits with brokers for forward foreign currency contracts	274,182
Deposits with brokers for open futures contracts	155,059
Deposits with brokers for securities sold short	130,315
Unrealized appreciation on forward foreign currency contracts	64,880
Receivable for securities sold	49,653
Receivable from broker — variation margin on open futures contracts	48,522
Interest and dividends receivable	46,095
Receivable from investment manager	28,837
OTC swaps, at value	2,721
Foreign currency collateral for open futures contracts, at value (Cost — $1,461)	1,462
Prepaid expenses	225,986
Total Assets	25,235,698

Liabilities:
Payable for securities purchased	720,291
Payable for offering and organization costs	513,840
Written options, at value (premiums received — $256,202)	252,105
Investments sold short, at value (proceeds received — $141,630)	130,057
Deposits from brokers for open futures contracts	54,063
OTC swaps, at value	53,911
Unrealized depreciation on forward foreign currency contracts	48,047
Service and/or distribution fees payable	1,625
Payable for open OTC swap contracts	1,188
Foreign currency overdraft, at value (Cost — $(292))	291
Trustees’ fees payable	254
Dividend payable on securities sold short	15
Accrued expenses	79,518
Total Liabilities	1,855,205
Total Net Assets	$23,380,493

Net Assets:
Par value (Note 6)	$24
Paid-in capital in excess of par value	23,523,519
Accumulated net investment loss	(73,513)
Accumulated net realized gain on investments, futures contracts, written options, short sales, swap contracts and foreign currency transactions	16,501
Net unrealized depreciation on investments, futures contracts, written options, short sales, swap contracts and foreign currencies	(86,038)
Total Net Assets	$23,380,493

See Notes to Consolidated Financial Statements.

Permal Alternative Select Fund 2014 Semi-Annual Report	15

Consolidated statement of assets and liabilities (unaudited) (cont’d)

April 30, 2014

Shares Outstanding:
Class A	200,000
Class C	100,000
Class FI	198,018
Class I	1,852,050
Class IS	2,000

Net Asset Value:
ClassA (and redemption price)	$9.93
ClassC*	$9.92
ClassFI (and redemption price)	$9.93
ClassI (and redemption price)	$9.94
ClassIS (and redemption price)	$9.94
Maximum Public Offering Price Per Share:
ClassA (based on maximum initial sales charge of 5.75%)	$10.54

*	Redemption price per share is NAV of Class C shares reduced by a 1.00% CDSC, if shares are redeemed within one year from purchase payment (See Note 2).

See Notes to Financial Statements.

16	Permal Alternative Select Fund 2014 Semi-Annual Report

Consolidated statement of operations (unaudited)

For the Period Ended April 30, 2014†

Investment Income:
Interest	$41,060
Dividends	16,092
Total Investment Income	57,152

Expenses:
Organization expenses	644,557
Investment management fee (Note 2)	97,569
Offering costs	94,880
Custody fees	42,424
Compliance fees	12,159
Shareholder reports	11,818
Audit and tax	10,076
Legal fees	7,576
Commodity pool reports	7,386
Dividend expense on securities sold short	6,405
Administration fees (Note 2)	4,622
Service and/or distribution fees (Notes 2 and 5)	4,368
Fund accounting fees	4,242
Transfer agent fees (Note 5)	2,254
Registration fees	1,090
Trustees’ fees	511
Interest expense on securities sold short	356
Miscellaneous expenses	1,061
Total Expenses	953,354
Less: Fee waivers and/or expense reimbursements (Notes 2 and 5)	(822,689)
Net Expenses	130,665
Net Investment Loss	(73,513)

See Notes to Consolidated Financial Statements.

Permal Alternative Select Fund 2014 Semi-Annual Report	17

Consolidated statement of operations (unaudited) (cont’d)

For the Period Ended April 30, 2014†

Realized and Unrealized Gain (Loss) on Investments, Futures Contracts, Written Options, Short Sales, Swap Contracts and Foreign Currency Transactions (Notes 1, 3 and 4):
Net Realized Gain (Loss) From:
Investment transactions	$129,654
Futures contracts	(77,203)
Written options	(7,497)
Securities sold short	(32,514)
Swap contracts	40,291
Foreign currency transactions	(36,230)
Net Realized Gain	16,501
Change in Net Unrealized Appreciation (Depreciation) From:
Investments	(115,624)
Futures contracts	48,452
Written options	4,097
Short sales	11,573
Swap contracts	(51,190)
Foreign currencies	16,654
Change in Net Unrealized Appreciation (Depreciation)	(86,038)
Net Loss on Investments, Futures Contracts, Written Options, Short Sales, Swap Contracts and Foreign Currency Transactions	(69,537)
Decrease in Net Assets from Operations	$(143,050)

†	For the period February 7, 2014 (inception date) to April 30, 2014 (unaudited).

See Notes to Financial Statements.

18	Permal Alternative Select Fund 2014 Semi-Annual Report

Consolidated statement of changes in net assets

For the Period Ended April 30,	2014†

Operations:
Net investment loss	$(73,513)
Net realized gain	16,501
Change in net unrealized appreciation (depreciation)	(86,038)
Decrease in Net Assets From Operations	(143,050)

Fund Share Transactions (Note 6):
Net proceeds from sale of shares	23,523,543
Increase in Net Assets From Fund Share Transactions	23,523,543
Increase in Net Assets	23,380,493

Net Assets:
Beginning of period	—
End of period*	$23,380,493
*Includesaccumulated net investment loss of:	$(73,513)

†	For the period February 7, 2014 (inception date) to April 30, 2014 (unaudited).

See Notes to Consolidated Financial Statements.

Permal Alternative Select Fund 2014 Semi-Annual Report	19

Consolidated financial highlights

For a share of each class of beneficial interest outstanding throughout each year ended October 31, unless otherwise noted:
Class A Shares[1]	2014[2]

Net asset value, beginning of period	$10.00

Income (loss) from operations:
Net investment loss	(0.04)
Net realized and unrealized loss	(0.03)
Total loss from operations	(0.07)

Net asset value, end of period	$9.93
Total return[3]	(0.60)%

Net assets, end of period (000s)	$1,987

Ratios to average net assets:
Gross expenses[4]	19.33%
Net expenses[4,5,6,7]	2.81
Net investment loss[4]	(1.70)

Portfolio turnover rate	86%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the period February 7, 2014 (inception date) to April 30, 2014 (unaudited).

[3]

Performance figures, exclusive of sales charges, may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[4]	Annualized.

[5]

As a result of an expense limitation arrangement, the ratio of expenses (other than taxes; interest; extraordinary expenses; brokerage commissions and expenses; fees, costs and expenses associated with any prime brokerage arrangement (including the costs of any securities borrowing arrangement); acquired fund fees and expenses; and dividend and interest expenses on securities sold short), to average net assets of Class A shares did not exceed 2.70%. Total annual fund operating expenses after waiving fees and/or reimbursing expenses exceed the expense cap as a result of dividend and interest expenses on securities sold short. This expense limitation arrangement cannot be terminated prior to December 31, 2015 without the Board of Trustees’ consent.

[6]	The impact of compensating balance arrangements, if any, was less than 0.01%.

[7]	Reflects fee waivers and/or expense reimbursements.

See Notes to Consolidated Financial Statements.

20	Permal Alternative Select Fund 2014 Semi-Annual Report

For a share of each class of beneficial interest outstanding throughout each year ended October 31, unless otherwise noted:
Class C Shares[1]	2014[2]

Net asset value, beginning of period	$10.00

Income (loss) from operations:
Net investment loss	(0.05)
Net realized and unrealized loss	(0.03)
Total loss from operations	(0.08)

Net asset value, end of period	$9.92
Total return[3]	(0.80)%

Net assets, end of period (000s)	$992

Ratios to average net assets:
Gross expenses[4]	20.09%
Net expenses[4,5,6,7]	3.57
Net investment loss[4]	(2.46)

Portfolio turnover rate	86%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the period February 7, 2014 (inception date) to April 30, 2014 (unaudited).

[3]

Performance figures, exclusive of CDSC, may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[4]	Annualized

[5]

As a result of an expense limitation arrangement, the ratio of expenses (other than taxes; interest; extraordinary expenses; brokerage commissions and expenses; fees, costs and expenses associated with any prime brokerage arrangement (including the costs of any securities borrowing arrangement); acquired fund fees and expenses; and dividend and interest expenses on securities sold short), to average net assets of Class C shares did not exceed 3.45%. Total annual fund operating expenses after waiving fees and/or reimbursing expenses exceed the expense cap as a result of dividend and interest expenses on securities sold short. This expense limitation arrangement cannot be terminated prior to December 31, 2015 without the Board of Trustees’ consent.

[6]	The impact of compensating balance arrangements, if any, was less than 0.01%.

[7]	Reflects fee waivers and/or expense reimbursements.

See Notes to Financial Statements.

Permal Alternative Select Fund 2014 Semi-Annual Report	21

Consolidated financial highlights (cont’d)

For a share of each class of beneficial interest outstanding throughout each year ended October 31, unless otherwise noted:
Class FI Shares[1]	2014[2]

Net asset value, beginning of period	$10.00

Income (loss) from operations:
Net investment loss	(0.04)
Net realized and unrealized loss	(0.03)
Total loss from operations	(0.07)

Net asset value, end of period	$9.93
Total return[3]	(0.60)%

Net assets, end of period (000s)	$1,967

Ratios to average net assets:
Gross expenses[4]	19.33%
Net expenses[4,5,6,7]	2.81
Net investment loss[4]	(1.70)

Portfolio turnover rate	86%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the period February 7, 2014 (inception date) to April 30, 2014 (unaudited).

[3]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[4]	Annualized.

[5]

As a result of an expense limitation arrangement, the ratio of expenses (other than taxes; interest; extraordinary expenses; brokerage commissions and expenses; fees, costs and expenses associated with any prime brokerage arrangement (including the costs of any securities borrowing arrangement); acquired fund fees and expenses; and dividend and interest expenses on securities sold short), to average net assets of Class FI shares did not exceed 2.70%. Total annual fund operating expenses after waiving fees and/or reimbursing expenses exceed the expense cap as a result of dividend and interest expenses on securities sold short. This expense limitation arrangement cannot be terminated prior to December 31, 2015 without the Board of Trustees’ consent.

[6]	The impact of compensating balance arrangements, if any, was less than 0.01%.

[7]	Reflects fee waivers and/or expense reimbursements.

See Notes to Financial Statements.

22	Permal Alternative Select Fund 2014 Semi-Annual Report

For a share of each class of beneficial interest outstanding throughout each year ended October 31, unless otherwise noted:
Class I Shares[1]	2014[2]

Net asset value, beginning of period	$10.00

Income (loss) from operations:
Net investment loss	(0.03)
Net realized and unrealized loss	(0.03)
Total loss from operations	(0.06)

Net asset value, end of period	$9.94
Total return[3]	(0.60)%

Net assets, end of period (000s)	$18,415

Ratios to average net assets:
Gross expenses[4]	18.32%
Net expenses[4,5,6,7]	2.43
Net investment loss[4]	(1.32)

Portfolio turnover rate	86%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the period February 7, 2014 (inception date) to April 30, 2014 (unaudited).

[3]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[4]	Annualized.

[5]

As a result of an expense limitation arrangement, the ratio of expenses (other than taxes; interest; extraordinary expenses; brokerage commissions and expenses; fees, costs and expenses associated with any prime brokerage arrangement (including the costs of any securities borrowing arrangement); acquired fund fees and expenses; and dividend and interest expenses on securities sold short), to average net assets of Class I shares did not exceed 2.45%. Total annual fund operating expenses after waiving fees and/or reimbursing expenses exceed the expense cap as a result of dividend and interest expenses on securities sold short. This expense limitation arrangement cannot be terminated prior to December 31, 2015 without the Board of Trustees’ consent.

[6]	The impact of compensating balance arrangements, if any, was less than 0.01%.

[7]	Reflects fee waivers and/or expense reimbursements.

See Notes to Financial Statements.

Permal Alternative Select Fund 2014 Semi-Annual Report	23

Consolidated financial highlights (cont’d)

For a share of each class of beneficial interest outstanding throughout each year ended October 31, unless otherwise noted:
Class IS Shares[1]	2014[2]

Net asset value, beginning of period	$10.00

Income (loss) from operations:
Net investment loss	(0.03)
Net realized and unrealized loss	(0.03)
Total loss from operations	(0.06)

Net asset value, end of period	$9.94
Total return[3]	(0.60)%

Net assets, end of period (000s)	$20

Ratios to average net assets:
Gross expenses[4]	19.21%
Net expenses[4,5,6,7]	2.43
Net investment loss[4]	(1.31)

Portfolio turnover rate	86%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the period February 7, 2014 (inception date) to April 30, 2014 (unaudited).

[3]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[4]	Annualized.

[5]

As a result of an expense limitation arrangement, the ratio of expenses (other than taxes; interest; extraordinary expenses; brokerage commissions and expenses; fees, costs and expenses associated with any prime brokerage arrangement (including the costs of any securities borrowing arrangement); acquired fund fees and expenses; and dividend and interest expenses on securities sold short), to average net assets of Class IS shares did not exceed 2.30%. Total annual fund operating expenses after waiving fees and/or reimbursing expenses exceed the expense cap as a result of dividend and interest expenses on securities sold short. This expense limitation arrangement cannot be terminated prior to December 31, 2015 without the Board of Trustees’ consent.

[6]	The impact of compensating balance arrangements, if any, was less than 0.01%.

[7]	Reflects fee waivers and/or expense reimbursements.

See Notes to Financial Statements.

24	Permal Alternative Select Fund 2014 Semi-Annual Report

Notes to consolidated financial statements (unaudited)

1. Organization and significant accounting policies

Permal Alternative Select Fund (the “Fund”) is a separate non-diversified investment series of Legg Mason Partners Equity Trust (the “Trust”). The Trust, a Maryland statutory trust, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The Fund seeks to achieve its investment objective by implementing a tactical asset allocation program of alternative strategies overseen by the Fund’s manager, Permal Asset Management LLC (“Permal”), through which the Fund will allocate its assets among a number of alternative investment strategies implemented by multiple investment subadvisers. Permal may also manage Fund assets directly.

The Fund’s assets may be invested in wholly-owned and controlled subsidiaries, each of which will have the same investment objective as the Fund. The Fund intends to gain exposure to the commodities markets by investing a portion of its assets in a wholly-owned subsidiary, Alternative Select Fund Ltd. (the “Subsidiary”), organized under the laws of the Cayman Islands. Among other investments, the Subsidiary is expected to invest, directly or indirectly through the use of derivatives, in securities and commodity interests, which include commodity futures (including futures on broad-based securities indexes or interest rate futures, options on commodity futures, certain swaps and other investments). These financial statements are consolidated financial statements of the Fund and the Subsidiary.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ. Subsequent events have been evaluated through the date the financial statements were issued.

(a) Investment valuation. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. The valuations for fixed income securities (which may include, but are not limited to, corporate, government, municipal, mortgage-backed, collateralized mortgage obligations and asset-backed securities) and certain derivative instruments are typically the prices supplied by independent third party pricing services, which may use market prices or broker/dealer quotations or a variety of valuation techniques and methodologies. The independent third party pricing services use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. Short-term fixed income securities that will mature in 60 days or less are valued at amortized cost, unless it is determined that using this method would not reflect an investment’s fair value. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded. When the Fund holds securities or other assets that are denominated in a foreign currency, the Fund will normally use the currency exchange rates

Permal Alternative Select Fund 2014 Semi-Annual Report	25

Notes to consolidated financial statements (unaudited) (cont’d)

as of 4:00 p.m. (Eastern Time). If independent third party pricing services are unable to supply prices for a portfolio investment, or if the prices supplied are deemed by the manager to be unreliable, the market price may be determined by the manager using quotations from one or more broker/dealers or at the transaction price if the security has recently been purchased and no value has yet been obtained from a pricing service or pricing broker. When reliable prices are not readily available, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund values these securities as determined in accordance with procedures approved by the Fund’s Board of Trustees.

The Board of Trustees is responsible for the valuation process and has delegated the supervision of the daily valuation process to the Legg Mason North American Fund Valuation Committee (the “Valuation Committee”). The Valuation Committee, pursuant to the policies adopted by the Board of Trustees, is responsible for making fair value determinations, evaluating the effectiveness of the Fund’s pricing policies, and reporting to the Board of Trustees. When determining the reliability of third party pricing information for investments owned by the Fund, the Valuation Committee, among other things, conducts due diligence reviews of pricing vendors, monitors the daily change in prices and reviews transactions among market participants.

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making fair value determinations. Examples of possible methodologies include, but are not limited to, multiple of earnings; discount from market of a similar freely traded security; discounted cash-flow analysis; book value or a multiple thereof; risk premium/yield analysis; yield to maturity; and/or fundamental investment analysis. The Valuation Committee will also consider factors it deems relevant and appropriate in light of the facts and circumstances. Examples of possible factors include, but are not limited to, the type of security; the issuer’s financial statements; the purchase price of the security; the discount from market value of unrestricted securities of the same class at the time of purchase; analysts’ research and observations from financial institutions; information regarding any transactions or offers with respect to the security; the existence of merger proposals or tender offers affecting the security; the price and extent of public trading in similar securities of the issuer or comparable companies; and the existence of a shelf registration for restricted securities.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board of Trustees, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such back testing monthly and fair valuation occurrences are reported to the Board of Trustees quarterly.

The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income

26	Permal Alternative Select Fund 2014 Semi-Annual Report

approach uses valuation techniques to discount estimated future cash flows to present value.

GAAP establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:

•	Level 1 — quoted prices in active markets for identical investments

•	Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used in valuing the Fund’s assets and liabilities carried at fair value:

ASSETS
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Long-term investments†:
Common stocks	$7,353,275	—	—	$7,353,275
Preferred stocks	155,460	—	—	155,460
Convertible bonds & notes	—	$962,719	—	962,719
Corporate bonds & notes	—	2,812,320	—	2,812,320
Master limited partnerships	193,789	—	—	193,789
Purchased options	339,489	—	—	339,489
Warrants	—	2,267	—	2,267
Total long-term investments	$8,042,013	$3,777,306	—	$11,819,319
Short-term investments†	6,651,953	—	—	6,651,953
Total investments	$14,693,966	$3,777,306	—	$18,471,272
Other financial instruments:
Futures contracts	$53,061	—	—	$53,061
Forward foreign currency contracts	—	$64,880	—	64,880
OTC total return swaps	—	2,721	—	2,721
Total other financial instruments	$53,061	$67,601	—	$120,662
Total	$14,747,027	$3,844,907	—	$18,591,934

Permal Alternative Select Fund 2014 Semi-Annual Report	27

Notes to consolidated financial statements (unaudited) (cont’d)

LIABILITIES
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Other financial instruments:
Securities sold short	$130,057	—	—	$130,057
Written options	252,105	—	—	252,105
Futures contracts	4,609	—	—	4,609
Forward foreign currency contracts	—	$48,047	—	48,047
OTC total return swaps	—	53,911	—	53,911
Total	$386,771	$101,958	—	$488,729

†	See Consolidated Schedule of Investments for additional detailed categorizations.

(b) Repurchase agreements. The Fund may enter into repurchase agreements with institutions that Permal or a subadviser has determined are creditworthy. Each repurchase agreement is recorded at cost. Under the terms of a typical repurchase agreement, the Fund acquires a debt security subject to an obligation of the seller to repurchase, and of the Fund to resell, the security at an agreed-upon price and time, thereby determining the yield during the Fund’s holding period. When entering into repurchase agreements, it is the Fund’s policy that its custodian or a third party custodian, acting on the Fund’s behalf, take possession of the underlying collateral securities, the market value of which, at all times, at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction maturity exceeds one business day, the value of the collateral is marked-to-market and measured against the value of the agreement in an effort to ensure the adequacy of the collateral. If the counterparty defaults, the Fund generally has the right to use the collateral to satisfy the terms of the repurchase transaction. However, if the market value of the collateral declines during the period in which the Fund seeks to assert its rights or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

(c) Master limited partnerships. Entities commonly referred to as “MLPs” are generally organized under state law as limited partnerships or limited liability companies. To be treated as a partnership for U.S. federal income tax purposes, an MLP whose units are traded on a securities exchange must receive at least 90% of its income from qualifying sources such as interest, dividends, real estate rents, gain from the sale or disposition of real property, income and gain from mineral or natural resources activities, income and gain from the transportation or storage of certain fuels, and, in certain circumstances, income and gain from commodities or futures, forwards and options with respect to commodities. Mineral or natural resources activities include exploration, development, production, processing, mining, refining, marketing and transportation (including pipelines) of oil and gas, minerals, geothermal energy, fertilizer, timber or industrial source carbon dioxide. An MLP consists of a general partner and limited partners (or in the case of MLPs organized as limited liability companies, a managing member and members). The general partner or managing member typically controls the operations and management of the MLP and has

28	Permal Alternative Select Fund 2014 Semi-Annual Report

an ownership stake in the partnership. The limited partners or members, through their ownership of limited partner or member interests, provide capital to the entity, are intended to have no role in the operation and management of the entity and receive cash distributions. The MLPs themselves generally do not pay U.S. federal income taxes. Thus, unlike investors in corporate securities, direct MLP investors are generally not subject to double taxation (i.e., corporate level tax and tax on corporate dividends). Currently, most MLPs operate in the energy and/or natural resources sector.

(d) Futures contracts. The Fund uses futures contracts generally to gain exposure to, or hedge against, changes in interest rates or gain exposure to, or hedge against, changes in certain asset classes. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date.

Upon entering into a futures contract, the Fund is required to deposit cash or cash equivalents with a broker in an amount equal to a certain percentage of the contract amount. This is known as the ‘‘initial margin’’ and subsequent payments (‘‘variation margin’’) are made or received by the Fund each day, depending on the daily fluctuation in the value of the contract. For certain futures, including foreign denominated futures, variation margin is not settled daily, but is recorded as a net variation margin payable or receivable. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded. The daily changes in contract value are recorded as unrealized gains or losses in the Consolidated Statement of Operations and the Fund recognizes a realized gain or loss when the contract is closed.

Futures contracts involve, to varying degrees, risk of loss in excess of the amounts reflected in the financial statements. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

(e) Forward foreign currency contracts. The Fund enters into a forward foreign currency contract to hedge against foreign currency exchange rate risk on its non-U.S. dollar denominated securities or to facilitate settlement of a foreign currency denominated portfolio transaction. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price with delivery and settlement at a future date. The contract is marked-to-market daily and the change in value is recorded by the Fund as an unrealized gain or loss. When a forward foreign currency contract is closed, through either delivery or offset by entering into another forward foreign currency contract, the Fund recognizes a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it is closed.

Forward foreign currency contracts involve elements of market risk in excess of the amounts reflected on the Consolidated Statement of Assets and Liabilities. The Fund bears the risk of an unfavorable change in the foreign exchange rate underlying the forward foreign currency contract. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

Permal Alternative Select Fund 2014 Semi-Annual Report	29

Notes to consolidated financial statements (unaudited) (cont’d)

(f) Purchased options. When the Fund purchases an option, an amount equal to the premium paid by the Fund is recorded as an investment on the Consolidated Statement of Assets and Liabilities, the value of which is marked-to-market to reflect the current market value of the option purchased. If the purchased option expires, the Fund realizes a loss equal to the amount of premium paid. When an instrument is purchased or sold through the exercise of an option, the related premium paid is added to the basis of the instrument acquired or deducted from the proceeds of the instrument sold. The risk associated with purchasing put and call options is limited to the premium paid.

(g) Written options. When the Fund writes an option, an amount equal to the premium received by the Fund is recorded as a liability, the value of which is marked-to-market daily to reflect the current market value of the option written. If the option expires, the premium received is recorded as a realized gain. When a written call option is exercised, the difference between the premium received plus the option exercise price and the Fund’s basis in the underlying security (in the case of a covered written call option), or the cost to purchase the underlying security (in the case of an uncovered written call option), including brokerage commission, is recognized as a realized gain or loss. When a written put option is exercised, the amount of the premium received is subtracted from the cost of the security purchased by the Fund from the exercise of the written put option to form the Fund’s basis in the underlying security purchased. The writer or buyer of an option traded on an exchange can liquidate the position before the exercise of the option by entering into a closing transaction. The cost of a closing transaction is deducted from the original premium received resulting in a realized gain or loss to the Fund.

The risk in writing a covered call option is that the Fund may forego the opportunity of profit if the market price of the underlying security increases and the option is exercised. The risk in writing a put option is that the Fund may incur a loss if the market price of the underlying security decreases and the option is exercised. The risk in writing an uncovered call option is that the Fund is exposed to the risk of loss if the market price of the underlying security increases. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

(h) Short sale transactions. Short sales are transactions in which the Fund sells a security it does not own in anticipation of a decline in the market value of that security. To complete such a transaction, a Fund must borrow the security to deliver to the buyer. The Fund is then obligated to replace the security borrowed by purchasing it in the open market at the time of replacement. The proceeds received by the Fund for the short sale are retained by the broker as collateral until the Fund replaces the borrowed security. The collateral required is determined daily by reference to the market value of the short positions. Liabilities for securities sold short are marked-to-market daily and reported at market value in the financial statements.

Short sale transactions may result in a risk of loss that may exceed the amount shown on the Consolidated Statement of Assets and Liabilities. A gain, limited to the price at which the Fund sold the security short, or a loss, potentially unlimited in size, will be recognized

30	Permal Alternative Select Fund 2014 Semi-Annual Report

upon termination of a short sale. Dividends on short positions are recorded as a liability on the ex-dividend date and are shown in the Consolidated Statement of Operations as Dividend Expense because the Fund must pay the dividend to the lender of the security.

Short selling is a technique that may be considered speculative, involves risk beyond the amount of money used to secure each transaction and may represent a form of leverage.

(i) Foreign currency translation. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the respective dates of such transactions.

The Fund does not isolate that portion of the results of operations resulting from fluctuations in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, including gains and losses on forward foreign currency contracts, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the values of assets and liabilities, other than investments in securities, on the date of valuation, resulting from changes in exchange rates.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

(j) Swap agreements. The Fund invests in swaps for the purpose of managing its exposure to interest rate, credit or market risk, or for other purposes. The use of swaps involves risks that are different from those associated with other portfolio transactions. Swap agreements are privately negotiated in the over-the-counter market (“OTC Swaps”) or may be executed on a registered exchange (“Centrally Cleared Swaps”). Unlike Centrally Cleared Swaps, the Fund has credit exposure to the counterparties of OTC Swaps.

Swap contracts are marked-to-market daily and changes in value are recorded as unrealized appreciation (depreciation). The daily change in valuation of Centrally Cleared Swaps, if any, is recorded as a receivable or payable for variation margin on the Consolidated Statement of Assets and Liabilities. Gains or losses are realized upon termination of the swap agreement. Collateral, in the form of restricted cash or securities, may be required to be held in segregated accounts with the Fund’s custodian in compliance with the terms of the

Permal Alternative Select Fund 2014 Semi-Annual Report	31

Notes to consolidated financial statements (unaudited) (cont’d)

swap contracts. Securities posted as collateral for swap contracts are identified in the Consolidated Schedule of Investments and restricted cash, if any, is identified on the Consolidated Statement of Assets and Liabilities. Risks may exceed amounts recorded in the Consolidated Statement of Assets and Liabilities. These risks include changes in the returns of the underlying instruments, failure of the counterparties to perform under the contracts’ terms, and the possible lack of liquidity with respect to the swap agreements.

OTC swap payments received or made at the beginning of the measurement period are reflected as a premium or deposit, respectively, on the Consolidated Statement of Assets and Liabilities. These upfront payments are amortized over the life of the swap and are recognized as realized gain or loss in the Consolidated Statement of Operations. Net periodic payments received or paid by the Fund are recognized as a realized gain or loss in the Consolidated Statement of Operations.

The Fund’s maximum exposure in the event of a defined credit event on a credit default swap to sell protection is the notional amount. As of April 30, 2014, the Fund did not hold any credit default swaps to sell protection.

For average notional amounts of swaps held during the period ended April 30, 2014, see Note 4.

Total return swaps

The Fund enters into total return swaps for investment purposes. Total return swaps are agreements to exchange the return generated by one instrument for the return generated by another instrument. For example, the agreement to pay a predetermined or fixed interest rate in exchange for a market-linked return based on a notional amount. To the extent the total return of a referenced index or instrument exceeds the offsetting interest obligation, the Fund will receive a payment from the counterparty. To the extent it is less, the Fund will make a payment to the counterparty.

(k) Credit and market risk. The Fund invests in high-yield instruments that are subject to certain credit and market risks. The yields of high-yield obligations reflect, among other things, perceived credit and market risks. The Fund’s investments in securities rated below investment grade typically involve risks not associated with higher rated securities including, among others, greater risk related to timely and ultimate payment of interest and principal, greater market price volatility and less liquid secondary market trading.

(l) Foreign investment risks. The Fund’s investments in foreign securities may involve risks not present in domestic investments. Since securities may be denominated in foreign currencies, may require settlement in foreign currencies or pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Fund. Foreign investments may also subject the Fund to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which affect the market and/or credit risk of the investments.

32	Permal Alternative Select Fund 2014 Semi-Annual Report

(m) Counterparty risk and credit-risk-related contingent features of derivative instruments. The Fund may invest in certain securities or engage in other transactions, where the Fund is exposed to counterparty credit risk in addition to broader market risks. The Fund may invest in securities of issuers, which may also be considered counterparties as trading partners in other transactions. This may increase the risk of loss in the event of default or bankruptcy by the counterparty or if the counterparty otherwise fails to meet its contractual obligations. The Fund’s investment manager attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment and (iii) requiring collateral from the counterparty for certain transactions. Market events and changes in overall economic conditions may impact the assessment of such counterparty risk by the investment manager. In addition, declines in the values of underlying collateral received may expose the Fund to increased risk of loss.

The Fund has entered into master agreements with certain of its derivative counterparties that provide for general obligations, representations, agreements, collateral, events of default or termination and credit related contingent features. The credit related contingent features include, but are not limited to, a percentage decrease in the Fund’s net assets or NAV over a specified period of time. If these credit related contingent features were triggered, the derivatives counterparty could terminate the positions and demand payment or require additional collateral.

Collateral requirements differ by type of derivative. Collateral or margin requirements are set by the broker or exchange clearing house for exchange traded derivatives while collateral terms are contract specific for over-the-counter traded derivatives. Cash collateral that has been pledged to cover obligations of the Fund under derivative contracts, if any, will be reported separately in the Consolidated Statement of Assets and Liabilities. Securities pledged as collateral, if any, for the same purpose are noted in the Consolidated Schedule of Investments.

Absent an event of default by the counterparty or a termination of the agreement, the terms of the master agreements do not result in an offset of reported amounts of financial assets and financial liabilities in the Consolidated Statement of Assets and Liabilities across transactions between the Fund and the applicable counterparty. The enforceability of the right to offset may vary by jurisdiction.

As of April 30, 2014, the Fund held written options, forward foreign currency contracts and OTC total return swaps with credit related contingent features which had a liability position of $354,063. If a contingent feature in the master agreements would have been triggered, the Fund would have been required to pay this amount to its derivatives counterparties.

(n) Security transactions and investment income. Security transactions are accounted for on a trade date basis. Interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Foreign dividend income is recorded on the ex-dividend date or as

Permal Alternative Select Fund 2014 Semi-Annual Report	33

Notes to consolidated financial statements (unaudited) (cont’d)

soon as practicable after the Fund determines the existence of a dividend declaration after exercising reasonable due diligence. The cost of investments sold is determined by use of the specific identification method. To the extent any issuer defaults or a credit event occurs that impacts the issuer, the Fund may halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default or credit event.

(o) Distributions to shareholders. Distributions from net investment income and distributions of net realized gains, if any, are declared at least annually. Distributions to shareholders of the Fund are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.

(p) REIT distributions. The character of distributions received from Real Estate Investment Trusts (‘‘REITs’’) held by the Fund is generally comprised of net investment income, capital gains, and return of capital. It is the policy of the Fund to estimate the character of distributions received from underlying REITs based on historical data provided by the REITs. After each calendar year end, REITs report the actual tax character of these distributions. Differences between the estimated and actual amounts reported by the REITs are reflected in the Fund’s records in the year in which they are reported by the REITs by adjusting related investment cost basis, capital gains and income, as necessary.

(q) Compensating balance arrangements. The Fund has an arrangement with its custodian bank whereby a portion of the custodian’s fees is paid indirectly by credits earned on the Fund’s cash on deposit with the bank.

(r) Share class accounting. Investment income, common expenses and realized/unrealized gains (losses) on investments are allocated to the various classes of the Fund on the basis of daily net assets of each class. Fees relating to a specific class are charged directly to that share class.

(s) Federal and other taxes. It is the Fund’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986 (the “Code”), as amended, applicable to regulated investment companies. Accordingly, the Fund intends to distribute its taxable income and net realized gains, if any, to shareholders in accordance with timing requirements imposed by the Code. Therefore, no federal or state income tax provision is required in the Fund’s financial statements.

Management has analyzed the Fund’s tax positions taken on income tax returns for all open tax years and has concluded that as of April 30, 2014, no provision for income tax is required in the Fund’s financial statements. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

Under the applicable foreign tax laws, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

34	Permal Alternative Select Fund 2014 Semi-Annual Report

(t) Reclassification. GAAP requires that certain components of net assets be reclassified to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share.

2. Investment management agreement and other transactions with affiliates

Permal Asset Management LLC (“Permal”) is the Fund’s investment manager. Apex Capital, LLC (“Apex”), BH-DG Systematic Trading LLC (part of a joint venture arrangement between David Gorton and Brevan Howard Investment Holdings Limited) (trading advisor) (“BH-DG”), River Canyon Fund Management LLC (a wholly-owned subsidiary of Canyon Capital Advisors LLC) (“River Canyon”) and TT International (“TT”) are the Fund’s subadvisers. Legg Mason Partners Fund Advisor, LLC (“LMPFA”) serves as the administrator to the Fund. Permal and LMPFA are wholly-owned subsidiaries of Legg Mason, Inc. (“Legg Mason”).

Under the management agreement, the Fund pays Permal an investment management fee, calculated daily and paid monthly, at an annual rate of 1.90% of the Fund’s average daily net assets. The Fund pays LMPFA an administration fee at an annual rate of 0.09% of the Fund’s average daily net assets.

The investment manager has agreed to waive fees and/or reimburse operating expenses (other than taxes; interest; extraordinary expenses; brokerage commissions and expenses; fees, costs and expenses associated with any prime brokerage arrangement (including the costs of any securities borrowing arrangement); acquired fund fees and expenses; and dividend and interest expenses on securities sold short) so that total annual operating expenses are not expected to exceed 2.70%, 3.45%, 2.70%, 2.45% and 2.30% for Class A, Class C, Class FI, Class I, and Class IS shares, respectively. Total annual fund operating expenses after waiving fees and/or reimbursing expenses exceed the expense cap as a result of dividend and interest expenses on securities sold short. These arrangements are expected to continue until December 31, 2015, may be terminated prior to that date by agreement of the manager and the Board, and may be terminated at any time after that date by the manager. These arrangements, however, may be modified by the manager to decrease total annual operating expenses at any time. From time to time, LMPFA may also voluntarily waive some or all of its administration fee.

During the period ended April 30, 2014, fees waived and/or expenses reimbursed amounted to $822,689.

The investment manager is permitted to recapture amounts waived or reimbursed to a class during the same fiscal year if the class’ total annual operating expenses have fallen to a level below the expense limitation (“expense cap”) in effect at the time the fees were earned or the expenses incurred. In no case will the investment manager recapture any amount that would result, on any particular business day of the Fund, in the class’ total annual operating expenses exceeding the expense cap or any other lower limit then in effect.

Legg Mason Investor Services, LLC (“LMIS”), a wholly-owned broker-dealer subsidiary of Legg Mason, serves as the Fund’s sole and exclusive distributor.

Permal Alternative Select Fund 2014 Semi-Annual Report	35

Notes to consolidated financial statements (unaudited) (cont’d)

There is a maximum initial sales charge of 5.75% for Class A shares. There is a contingent deferred sales charge (“CDSC”) of 1.00% on Class C shares, which applies if redemption occurs within 12 months from purchase payment. In certain cases, Class A shares have a 1.00% CDSC, which applies if redemption occurs within 18 months from purchase payment. This CDSC only applies to those purchases of Class A shares, which, when combined with current holdings of other shares of funds sold by LMIS, equal or exceed $1,000,000 in the aggregate. These purchases do not incur an initial sales charge.

For the period ended April 30, 2014, LMIS and its affiliates did not retain any sales charges on sales of the Fund’s Class A shares. In addition, there were no CDSCs paid to LMIS and its affiliates for the period ended April 30, 2014.

All officers and one Trustee of the Trust are employees of Legg Mason or its affiliates and do not receive compensation from the Trust.

3. Investments

During the period ended April 30, 2014, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) were as follows:

Purchases	$17,766,312
Sales	8,852,406

At April 30, 2014, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were substantially as follows:

Gross unrealized appreciation	$406,334
Gross unrealized depreciation	(521,958)
Net unrealized depreciation	$(115,624)

During the period ended April 30, 2014, written option transactions for the Fund were as follows:

	Number of Contracts	Premiums
Written options, outstanding as of February 7, 2014	—	—
Options written	1,176,631	$449,810
Options closed	(1,176,149)	(193,608)
Options exercised	—	—
Options expired	—	—
Written options, outstanding as of April 30, 2014	482	$256,202

At April 30, 2014, the Fund had the following open futures contracts:

	Number of Contracts	Expiration Date	Basis Value	Market Value	Unrealized Gain (Loss)
Contracts to Buy:
3-Month Euribor	14	9/16	$4,815,324	4,823,918	$8,594
90-Day Eurodollar	2	3/16	493,273	493,325	52
90-Day Eurodollar	1	9/16	245,151	245,200	49
CAC 40 10 Euro Index	2	5/14	119,632	123,238	3,606
Corn	1	7/14	25,226	25,950	724

36	Permal Alternative Select Fund 2014 Semi-Annual Report

	Number of Contracts	Expiration Date	Basis Value	Market Value	Unrealized Gain (Loss)
Contracts to Buy: continued
DAX Index	1	6/14	$333,520	333,553	$33
E-mini S&P 500 Index	12	6/14	1,109,839	1,126,740	16,901
Euro Stoxx 50	8	6/14	339,671	349,057	9,386
FTSE 100 Index	3	6/14	335,985	341,622	5,637
Gold 100 Ounce	1	6/14	129,365	129,590	225
LME Price Aluminum	2	5/14	86,610	88,338	1,728
MSCI Taiwan Index	2	5/14	62,683	62,780	97
Natural Gas	1	5/14	47,312	48,150	838
RBOB Gasoline	1	5/14	126,401	124,505	(1,896)
SPI 200 Index	1	6/14	124,487	127,018	2,531
Soybean	1	7/14	75,276	75,638	362
U.S. Treasury 10-Year Notes	1	6/14	123,922	124,422	500
U.S. Treasury 5-Year Notes	1	6/14	119,360	119,453	93
					49,460
Contracts to Sell:
90-Day Eurodollar	2	3/15	498,117	498,150	(33)
90-Day Sterling	1	3/16	207,103	207,156	(53)
CBOE Volatility Index	1	6/14	16,499	15,750	749
E-mini Nikkei 225	6	6/14	84,411	83,455	956
LME Price Aluminum	2	5/14	85,711	88,338	(2,627)
					(1,008)
Net unrealized gain on open futures contracts					$48,452

At April 30, 2014, the Fund had the following open forward foreign currency contracts:

Foreign Currency	Counterparty	Local Currency	Market Value	Settlement Date	Unrealized Gain (Loss)
Contracts to Buy:
Australian Dollar	Deutsche Bank AG	720,000	$668,880	5/2/14	$(4,404)
Australian Dollar	Deutsche Bank AG	250,000	232,250	5/2/14	(2,137)
Australian Dollar	Deutsche Bank AG	160,000	148,640	5/2/14	(993)
Australian Dollar	Deutsche Bank AG	60,000	55,740	5/2/14	(439)
Australian Dollar	Deutsche Bank AG	60,000	55,740	5/2/14	(343)
Australian Dollar	Deutsche Bank AG	30,000	27,870	5/2/14	(112)
Australian Dollar	Deutsche Bank AG	30,000	27,870	5/2/14	(71)
British Pound	Deutsche Bank AG	540,000	911,736	5/2/14	4,439
British Pound	Deutsche Bank AG	90,000	151,956	5/2/14	983
British Pound	Deutsche Bank AG	80,000	135,072	5/2/14	534
British Pound	Deutsche Bank AG	40,000	67,536	5/2/14	351
Canadian Dollar	Deutsche Bank AG	390,000	355,815	5/2/14	1,067
Canadian Dollar	Deutsche Bank AG	80,000	72,988	5/2/14	205
Canadian Dollar	Deutsche Bank AG	30,000	27,369	5/2/14	110
Canadian Dollar	Deutsche Bank AG	20,000	18,247	5/2/14	81
Euro	Deutsche Bank AG	670,000	929,524	5/2/14	2,157

Permal Alternative Select Fund 2014 Semi-Annual Report	37

Notes to consolidated financial statements (unaudited) (cont’d)

Foreign Currency	Counterparty	Local Currency	Market Value	Settlement Date	Unrealized Gain (Loss)
Contracts to Buy: continued
Euro	Deutsche Bank AG	220,000	$305,217	5/2/14	$1,047
Euro	Deutsche Bank AG	160,000	221,976	5/2/14	527
Euro	Deutsche Bank AG	110,000	152,608	5/2/14	547
Euro	Deutsche Bank AG	10,000	13,873	5/2/14	48
Japanese Yen	Deutsche Bank AG	25,000,000	244,535	5/2/14	994
Japanese Yen	Deutsche Bank AG	17,960,000	175,674	5/2/14	144
Japanese Yen	Deutsche Bank AG	13,070,000	127,843	5/2/14	(45)
Japanese Yen	Deutsche Bank AG	12,360,465	120,902	5/2/14	277
Japanese Yen	Deutsche Bank AG	6,650,770	65,054	5/2/14	222
Japanese Yen	Deutsche Bank AG	2,864,406	28,018	5/2/14	56
Japanese Yen	Deutsche Bank AG	2,851,827	27,895	5/2/14	27
Japanese Yen	Deutsche Bank AG	1,898,452	18,569	5/2/14	(16)
Japanese Yen	Deutsche Bank AG	1,893,616	18,522	5/2/14	63
Japanese Yen	Deutsche Bank AG	1,070,000	10,466	5/2/14	(2)
Japanese Yen	Deutsche Bank AG	170,243	1,665	5/2/14	8
Japanese Yen	Deutsche Bank AG	110,000	1,076	5/2/14	4
Mexican Peso	Deutsche Bank AG	930,000	71,086	5/2/14	(59)
Mexican Peso	Deutsche Bank AG	290,000	22,167	5/2/14	(18)
Mexican Peso	Deutsche Bank AG	100,000	7,644	5/2/14	(15)
Mexican Peso	Deutsche Bank AG	70,000	5,351	5/2/14	(13)
Mexican Peso	Deutsche Bank AG	50,000	3,822	5/2/14	(4)
Mexican Peso	Deutsche Bank AG	40,000	3,058	5/2/14	2
Mexican Peso	Deutsche Bank AG	40,000	3,057	5/2/14	(2)
New Zealand Dollar	Deutsche Bank AG	390,000	336,297	5/2/14	1,299
New Zealand Dollar	Deutsche Bank AG	120,000	103,476	5/2/14	396
New Zealand Dollar	Deutsche Bank AG	40,000	34,492	5/2/14	144
Norwegian Krone	Deutsche Bank AG	1,020,000	171,593	5/2/14	408
Norwegian Krone	Deutsche Bank AG	280,000	47,104	5/2/14	115
Norwegian Krone	Deutsche Bank AG	80,000	13,458	5/2/14	36
Norwegian Krone	Deutsche Bank AG	40,000	6,728	5/2/14	40
Norwegian Krone	Deutsche Bank AG	20,000	3,365	5/2/14	24
Polish Zloty	Deutsche Bank AG	80,000	26,423	5/2/14	10
Polish Zloty	Deutsche Bank AG	30,000	9,909	5/2/14	7
Polish Zloty	Deutsche Bank AG	30,000	9,909	5/2/14	6
South African Rand	Deutsche Bank AG	300,000	28,516	5/2/14	110
South African Rand	Deutsche Bank AG	230,000	21,862	5/2/14	82
South African Rand	Deutsche Bank AG	80,000	7,604	5/2/14	(4)
South African Rand	Deutsche Bank AG	60,000	5,703	5/2/14	(8)
South African Rand	Deutsche Bank AG	20,000	1,901	5/2/14	(3)
Swedish Krona	Deutsche Bank AG	260,000	39,986	5/2/14	387
Swedish Krona	Deutsche Bank AG	130,000	19,993	5/2/14	83
Swedish Krona	Deutsche Bank AG	80,000	12,304	5/2/14	49

38	Permal Alternative Select Fund 2014 Semi-Annual Report

Foreign Currency	Counterparty	Local Currency	Market Value	Settlement Date	Unrealized Gain (Loss)
Contracts to Buy: continued
Swedish Krona	Deutsche Bank AG	40,000	$6,152	5/2/14	$83
Swedish Krona	Deutsche Bank AG	10,000	1,538	5/2/14	18
Turkish Lira	Deutsche Bank AG	50,000	23,679	5/2/14	371
Turkish Lira	Deutsche Bank AG	20,000	9,472	5/2/14	119
Brazilian Real	Deutsche Bank AG	525,173	235,530	5/5/14	2,042
Brazilian Real	Deutsche Bank AG	199,831	89,620	5/5/14	1,840
Brazilian Real	Deutsche Bank AG	199,217	89,345	5/5/14	1,040
Brazilian Real	Deutsche Bank AG	136,608	61,266	5/5/14	3,147
Brazilian Real	Deutsche Bank AG	135,038	60,562	5/5/14	1,542
Brazilian Real	Deutsche Bank AG	133,946	60,072	5/5/14	1,529
Brazilian Real	Deutsche Bank AG	133,754	59,986	5/5/14	1,116
Brazilian Real	Deutsche Bank AG	133,572	59,904	5/5/14	1,384
Brazilian Real	Deutsche Bank AG	130,330	58,451	5/5/14	(7)
Brazilian Real	Deutsche Bank AG	68,227	30,599	5/5/14	1,317
Brazilian Real	Deutsche Bank AG	68,216	30,594	5/5/14	1,310
Brazilian Real	Deutsche Bank AG	68,168	30,572	5/5/14	1,290
Brazilian Real	Deutsche Bank AG	66,641	29,887	5/5/14	452
Euro	Deutsche Bank AG	292,000	405,102	5/9/14	2,196
Euro	Deutsche Bank AG	105,000	145,670	5/9/14	660
Euro	Deutsche Bank AG	41,000	56,881	5/9/14	(1)
Japanese Yen	Deutsche Bank AG	10,761,463	105,266	5/9/14	5
Australian Dollar	Deutsche Bank AG	330,000	306,276	5/16/14	1,175
Australian Dollar	Deutsche Bank AG	210,000	194,903	5/16/14	28
Australian Dollar	Deutsche Bank AG	170,000	157,779	5/16/14	603
Australian Dollar	Deutsche Bank AG	110,000	102,092	5/16/14	(98)
Australian Dollar	Deutsche Bank AG	70,000	64,968	5/16/14	74
Australian Dollar	Deutsche Bank AG	20,000	18,562	5/16/14	13
Australian Dollar	Deutsche Bank AG	10,000	9,281	5/16/14	7
British Pound	Deutsche Bank AG	640,000	1,080,457	5/16/14	4,799
British Pound	Deutsche Bank AG	60,000	101,293	5/16/14	406
British Pound	Deutsche Bank AG	40,000	67,529	5/16/14	204
British Pound	Deutsche Bank AG	30,000	50,646	5/16/14	85
British Pound	Deutsche Bank AG	20,000	33,764	5/16/14	150
Canadian Dollar	Deutsche Bank AG	200,000	182,409	5/16/14	(51)
Canadian Dollar	Deutsche Bank AG	90,000	82,084	5/16/14	259
Canadian Dollar	Deutsche Bank AG	40,000	36,482	5/16/14	42
Euro	Deutsche Bank AG	770,000	1,068,232	5/16/14	488
Euro	Deutsche Bank AG	340,000	471,687	5/16/14	1,128
Euro	Deutsche Bank AG	170,000	235,843	5/16/14	158
Euro	Deutsche Bank AG	70,000	97,112	5/16/14	85
Euro	Deutsche Bank AG	10,000	13,873	5/16/14	5
Japanese Yen	Deutsche Bank AG	5,380,000	52,628	5/16/14	85
Mexican Peso	Deutsche Bank AG	890,000	67,968	5/16/14	174

Permal Alternative Select Fund 2014 Semi-Annual Report	39

Notes to consolidated financial statements (unaudited) (cont’d)

Foreign Currency	Counterparty	Local Currency	Market Value	Settlement Date	Unrealized Gain (Loss)
Contracts to Buy: continued
Mexican Peso	Deutsche Bank AG	330,000	$25,202	5/16/14	$67
Mexican Peso	Deutsche Bank AG	40,000	3,054	5/16/14	8
New Zealand Dollar	Deutsche Bank AG	310,000	267,003	5/16/14	3,028
New Zealand Dollar	Deutsche Bank AG	150,000	129,195	5/16/14	1,454
New Zealand Dollar	Deutsche Bank AG	30,000	25,839	5/16/14	160
New Zealand Dollar	Deutsche Bank AG	20,000	17,226	5/16/14	191
Norwegian Krone	Deutsche Bank AG	440,000	73,988	5/16/14	518
Norwegian Krone	Deutsche Bank AG	320,000	53,810	5/16/14	371
Norwegian Krone	Deutsche Bank AG	160,000	26,905	5/16/14	227
Norwegian Krone	Deutsche Bank AG	110,000	18,497	5/16/14	94
Norwegian Krone	Deutsche Bank AG	80,000	13,452	5/16/14	110
Norwegian Krone	Deutsche Bank AG	20,000	3,364	5/16/14	28
Polish Zloty	Deutsche Bank AG	80,000	26,405	5/16/14	44
Polish Zloty	Deutsche Bank AG	40,000	13,202	5/16/14	22
Polish Zloty	Deutsche Bank AG	10,000	3,301	5/16/14	3
South African Rand	Deutsche Bank AG	250,000	23,722	5/16/14	184
South African Rand	Deutsche Bank AG	90,000	8,540	5/16/14	11
South African Rand	Deutsche Bank AG	80,000	7,591	5/16/14	59
South African Rand	Deutsche Bank AG	70,000	6,642	5/16/14	27
South African Rand	Deutsche Bank AG	20,000	1,898	5/16/14	24
Swedish Krona	Deutsche Bank AG	260,000	39,978	5/16/14	181
Swedish Krona	Deutsche Bank AG	30,000	4,613	5/16/14	22
Swedish Krona	Deutsche Bank AG	20,000	3,075	5/16/14	24
Swedish Krona	Deutsche Bank AG	10,000	1,538	5/16/14	18
Turkish Lira	Deutsche Bank AG	50,000	23,590	5/16/14	136
Turkish Lira	Deutsche Bank AG	40,000	18,874	5/16/14	82
Brazilian Real	Deutsche Bank AG	654,909	291,046	6/3/14	(504)
Brazilian Real	Deutsche Bank AG	528,292	234,777	6/3/14	967
Brazilian Real	Deutsche Bank AG	130,000	57,538	6/18/14	1,834
Brazilian Real	Deutsche Bank AG	40,000	17,704	6/18/14	826
Brazilian Real	Deutsche Bank AG	20,000	8,852	6/18/14	476
Indian Rupee	Deutsche Bank AG	3,460,000	56,827	6/18/14	2,022
Indian Rupee	Deutsche Bank AG	920,000	15,110	6/18/14	74
Indian Rupee	Deutsche Bank AG	670,000	11,004	6/18/14	(9)
Indian Rupee	Deutsche Bank AG	560,000	9,198	6/18/14	183
Indian Rupee	Deutsche Bank AG	480,000	7,884	6/18/14	176
Indian Rupee	Deutsche Bank AG	410,000	6,734	6/18/14	13
Indian Rupee	Deutsche Bank AG	320,000	5,256	6/18/14	22
Indian Rupee	Deutsche Bank AG	300,000	4,927	6/18/14	14
Indian Rupee	Deutsche Bank AG	270,000	4,435	6/18/14	101
Indian Rupee	Deutsche Bank AG	230,000	3,778	6/18/14	98
Indian Rupee	Deutsche Bank AG	190,000	3,121	6/18/14	67
Indian Rupee	Deutsche Bank AG	160,000	2,628	6/18/14	16

40	Permal Alternative Select Fund 2014 Semi-Annual Report

Foreign Currency	Counterparty	Local Currency	Market Value	Settlement Date	Unrealized Gain (Loss)
Contracts to Buy: continued
Indian Rupee	Deutsche Bank AG	150,000	$2,464	6/18/14	$13
Indian Rupee	Deutsche Bank AG	140,000	2,299	6/18/14	7
Indian Rupee	Deutsche Bank AG	70,000	1,150	6/18/14	4
Russian Ruble	Deutsche Bank AG	630,000	17,481	6/18/14	102
Russian Ruble	Deutsche Bank AG	210,000	5,827	6/18/14	16
Russian Ruble	Deutsche Bank AG	190,000	5,272	6/18/14	(36)
Russian Ruble	Deutsche Bank AG	160,000	4,440	6/18/14	116
Russian Ruble	Deutsche Bank AG	70,000	1,942	6/18/14	1
					53,365

Contracts to Sell:
Australian Dollar	Deutsche Bank AG	10,000	9,290	5/2/14	(18)
Australian Dollar	Deutsche Bank AG	40,000	37,160	5/2/14	(115)
Australian Dollar	Deutsche Bank AG	60,000	55,740	5/2/14	90
Australian Dollar	Deutsche Bank AG	60,000	55,740	5/2/14	(80)
Australian Dollar	Deutsche Bank AG	70,000	65,030	5/2/14	(198)
Australian Dollar	Deutsche Bank AG	130,000	120,770	5/2/14	(145)
Australian Dollar	Deutsche Bank AG	170,000	157,930	5/2/14	(606)
Australian Dollar	Deutsche Bank AG	200,000	185,800	5/2/14	(190)
Australian Dollar	Deutsche Bank AG	240,000	222,960	5/2/14	(422)
Australian Dollar	Deutsche Bank AG	330,000	306,570	5/2/14	(1,179)
British Pound	Deutsche Bank AG	20,000	33,768	5/2/14	(150)
British Pound	Deutsche Bank AG	90,000	151,956	5/2/14	(897)
British Pound	Deutsche Bank AG	640,000	1,080,575	5/2/14	(4,807)
Canadian Dollar	Deutsche Bank AG	80,000	72,988	5/2/14	(197)
Canadian Dollar	Deutsche Bank AG	120,000	109,482	5/2/14	(658)
Canadian Dollar	Deutsche Bank AG	140,000	127,728	5/2/14	(489)
Canadian Dollar	Deutsche Bank AG	180,000	164,222	5/2/14	(908)
Euro	Deutsche Bank AG	10,000	13,873	5/2/14	(5)
Euro	Deutsche Bank AG	70,000	97,114	5/2/14	(415)
Euro	Deutsche Bank AG	320,000	443,952	5/2/14	(2,066)
Euro	Deutsche Bank AG	770,000	1,068,259	5/2/14	(485)
Japanese Yen	Deutsche Bank AG	110,000	1,076	5/2/14	—
Japanese Yen	Deutsche Bank AG	480,000	4,695	5/2/14	(4)
Japanese Yen	Deutsche Bank AG	1,917,440	18,755	5/2/14	(25)
Japanese Yen	Deutsche Bank AG	2,868,810	28,061	5/2/14	(78)
Japanese Yen	Deutsche Bank AG	3,160,000	30,909	5/2/14	62
Japanese Yen	Deutsche Bank AG	3,680,000	35,996	5/2/14	(108)
Japanese Yen	Deutsche Bank AG	8,090,000	79,131	5/2/14	(257)
Japanese Yen	Deutsche Bank AG	23,903,530	233,810	5/2/14	578
Japanese Yen	Deutsche Bank AG	41,690,000	407,786	5/2/14	(1,298)
Mexican Peso	Deutsche Bank AG	20,000	1,529	5/2/14	(6)
Mexican Peso	Deutsche Bank AG	60,000	4,586	5/2/14	(6)
Mexican Peso	Deutsche Bank AG	90,000	6,879	5/2/14	(29)

Permal Alternative Select Fund 2014 Semi-Annual Report	41

Notes to consolidated financial statements (unaudited) (cont’d)

Foreign Currency	Counterparty	Local Currency	Market Value	Settlement Date	Unrealized Gain (Loss)
Contracts to Sell: continued
Mexican Peso	Deutsche Bank AG	130,000	$9,937	5/2/14	—
Mexican Peso	Deutsche Bank AG	330,000	25,224	5/2/14	$(59)
Mexican Peso	Deutsche Bank AG	890,000	68,029	5/2/14	(154)
New Zealand Dollar	Deutsche Bank AG	20,000	17,246	5/2/14	(111)
New Zealand Dollar	Deutsche Bank AG	20,000	17,246	5/2/14	(100)
New Zealand Dollar	Deutsche Bank AG	50,000	43,115	5/2/14	(485)
New Zealand Dollar	Deutsche Bank AG	150,000	129,345	5/2/14	(1,458)
New Zealand Dollar	Deutsche Bank AG	310,000	267,313	5/2/14	(3,038)
Norwegian Krone	Deutsche Bank AG	20,000	3,364	5/2/14	(24)
Norwegian Krone	Deutsche Bank AG	50,000	8,411	5/2/14	(68)
Norwegian Krone	Deutsche Bank AG	80,000	13,458	5/2/14	(58)
Norwegian Krone	Deutsche Bank AG	90,000	15,141	5/2/14	(143)
Norwegian Krone	Deutsche Bank AG	100,000	16,823	5/2/14	(94)
Norwegian Krone	Deutsche Bank AG	130,000	21,870	5/2/14	(194)
Norwegian Krone	Deutsche Bank AG	210,000	35,328	5/2/14	(257)
Norwegian Krone	Deutsche Bank AG	320,000	53,833	5/2/14	(366)
Norwegian Krone	Deutsche Bank AG	440,000	74,020	5/2/14	(511)
Polish Zloty	Deutsche Bank AG	20,000	6,606	5/2/14	(20)
Polish Zloty	Deutsche Bank AG	40,000	13,212	5/2/14	(20)
Polish Zloty	Deutsche Bank AG	80,000	26,423	5/2/14	(39)
South African Rand	Deutsche Bank AG	20,000	1,901	5/2/14	(17)
South African Rand	Deutsche Bank AG	60,000	5,703	5/2/14	(25)
South African Rand	Deutsche Bank AG	100,000	9,505	5/2/14	(66)
South African Rand	Deutsche Bank AG	100,000	9,506	5/2/14	(113)
South African Rand	Deutsche Bank AG	160,000	15,208	5/2/14	(131)
South African Rand	Deutsche Bank AG	250,000	23,763	5/2/14	(175)
Swedish Krona	Deutsche Bank AG	40,000	6,152	5/2/14	(63)
Swedish Krona	Deutsche Bank AG	70,000	10,766	5/2/14	(172)
Swedish Krona	Deutsche Bank AG	150,000	23,070	5/2/14	(240)
Swedish Krona	Deutsche Bank AG	260,000	39,986	5/2/14	(178)
Turkish Lira	Deutsche Bank AG	30,000	14,208	5/2/14	(187)
Turkish Lira	Deutsche Bank AG	40,000	18,943	5/2/14	(80)
Brazilian Real	Deutsche Bank AG	159,481	71,524	5/5/14	(1,035)
Brazilian Real	Deutsche Bank AG	194,953	87,433	5/5/14	690
Brazilian Real	Deutsche Bank AG	196,231	88,006	5/5/14	117
Brazilian Real	Deutsche Bank AG	261,995	117,500	5/5/14	(3)
Brazilian Real	Deutsche Bank AG	262,406	117,684	5/5/14	(187)
Brazilian Real	Deutsche Bank AG	268,152	120,261	5/5/14	(2,908)
Brazilian Real	Deutsche Bank AG	655,503	293,980	5/5/14	363
Australian Dollar	Deutsche Bank AG	58,000	53,856	5/9/14	87
Australian Dollar	Deutsche Bank AG	87,000	80,784	5/9/14	24
Euro	Deutsche Bank AG	76,000	105,438	5/9/14	(176)
Euro	Deutsche Bank AG	292,000	405,102	5/9/14	(250)

42	Permal Alternative Select Fund 2014 Semi-Annual Report

Foreign Currency	Counterparty	Local Currency	Market Value	Settlement Date	Unrealized Gain (Loss)
Contracts to Sell: continued
Japanese Yen	Deutsche Bank AG	5,807,589	$56,809	5/9/14	$73
Japanese Yen	Deutsche Bank AG	14,946,015	146,199	5/9/14	(1,189)
British Pound	Deutsche Bank AG	10,000	16,882	5/16/14	(52)
Canadian Dollar	Deutsche Bank AG	40,000	36,482	5/16/14	(212)
Canadian Dollar	Deutsche Bank AG	390,000	355,698	5/16/14	(1,067)
Euro	Deutsche Bank AG	210,000	291,336	5/16/14	(1,110)
Japanese Yen	Deutsche Bank AG	110,000	1,076	5/16/14	(4)
Japanese Yen	Deutsche Bank AG	6,643,903	64,992	5/16/14	(99)
Japanese Yen	Deutsche Bank AG	10,451,584	102,240	5/16/14	(50)
Japanese Yen	Deutsche Bank AG	24,940,000	243,969	5/16/14	(617)
Japanese Yen	Deutsche Bank AG	25,000,000	244,555	5/16/14	(995)
Swedish Krona	Deutsche Bank AG	20,000	3,075	5/16/14	(36)
Swedish Krona	Deutsche Bank AG	40,000	6,151	5/16/14	(49)
Swedish Krona	Deutsche Bank AG	130,000	19,989	5/16/14	(85)
British Pound	Credit Suisse International	4,975	8,398	5/28/14	(42)
British Pound	Credit Suisse International	105,500	178,090	5/28/14	(892)
Brazilian Real	Deutsche Bank AG	40,000	17,704	6/18/14	(658)
Brazilian Real	Deutsche Bank AG	50,000	22,130	6/18/14	(760)
Indian Rupee	Deutsche Bank AG	140,000	2,299	6/18/14	(7)
Indian Rupee	Deutsche Bank AG	150,000	2,464	6/18/14	(51)
Indian Rupee	Deutsche Bank AG	180,000	2,956	6/18/14	(46)
Indian Rupee	Deutsche Bank AG	190,000	3,121	6/18/14	(43)
Indian Rupee	Deutsche Bank AG	200,000	3,284	6/18/14	(60)
Indian Rupee	Deutsche Bank AG	260,000	4,270	6/18/14	(91)
Indian Rupee	Deutsche Bank AG	290,000	4,763	6/18/14	(21)
Indian Rupee	Deutsche Bank AG	300,000	4,927	6/18/14	(27)
Indian Rupee	Deutsche Bank AG	320,000	5,256	6/18/14	(73)
Indian Rupee	Deutsche Bank AG	480,000	7,884	6/18/14	(111)
Indian Rupee	Deutsche Bank AG	500,000	8,212	6/18/14	37
Indian Rupee	Deutsche Bank AG	730,000	11,990	6/18/14	(100)
Russian Ruble	Deutsche Bank AG	50,000	1,387	6/18/14	(45)
Russian Ruble	Deutsche Bank AG	100,000	2,775	6/18/14	(20)
Russian Ruble	Deutsche Bank AG	330,000	9,157	6/18/14	(88)
Russian Ruble	Deutsche Bank AG	1,230,000	34,129	6/18/14	(907)
					(36,532)
Net unrealized gain on open forward foreign currency contracts					$16,833

Permal Alternative Select Fund 2014 Semi-Annual Report	43

Notes to consolidated financial statements (unaudited) (cont’d)

At April 30, 2014, the Fund held the following open swap contracts:

OTC TOTAL RETURN SWAPS
Swap Counterparty	Notional Amount*		Termination Date	Periodic Payments Made By The Fund	Periodic Payments Received By The Fund	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
Credit Suisse Securities (Europe) Ltd.	37,470	EUR	5/6/14	1-Month LIBOR	JC Decaux SA‡	—	$(3,661)
Credit Suisse Securities (Europe) Ltd.	5,005		5/31/15	1-Month LIBOR	Northern Tier Energy LP‡	—	482
Credit Suisse Securities (Europe) Ltd.	31,330	GBP	2/13/19	1-Month LIBOR	Inmarsat PLC‡	—	2,239
Credit Suisse Securities (Europe) Ltd.	11,051	EUR	2/13/19	1-Month LIBOR	JC Decaux SA‡	—	(320)
Credit Suisse Securities (Europe) Ltd.	200,695		2/13/19	1-Month LIBOR	Herbalife Ltd.‡	—	(10,040)
Morgan Stanley Capital Services LLC	2,292,910		2/16/16	USD-Federal Funds-H.15	Apex R2 basket‡	—	(39,890)
Total	2,578,461					—	$(51,190)

*	Notional amount denominated in U.S. dollars, unless otherwise noted.

‡	Periodic payments made/received by the Fund are based on the total return of the referenced entity.

Abbreviations used in this table:
EUR	— Euro
GBP	— British Pound

4. Derivative instruments and hedging activities

GAAP requires enhanced disclosure about an entity’s derivative and hedging activities.

Below is a table, grouped by derivative type, that provides information about the fair value and the location of derivatives within the Consolidated Statement of Assets and Liabilities at April 30, 2014.

ASSET DERIVATIVES[1]
	Interest Rate Risk	Foreign Exchange Risk	Commodity Risk	Equity Risk	Total
Purchased options[2]	—	—	—	$339,489	$339,489
Futures contracts[3]	$9,288	—	$3,877	39,896	53,061
OTC swap contracts[4]	—	—	—	2,721	2,721
Forward foreign currency contracts	—	$64,880	—	—	64,880
Total	$9,288	$64,880	$3,877	$382,106	$460,151

LIABILITY DERIVATIVES[1]
	Interest Rate Risk	Foreign Exchange Risk	Commodity Risk	Equity Risk	Total
Written options	—	—	—	$252,105	$252,105
Futures contracts[3]	$86	—	$4,523	—	4,609
OTC swap contracts[4]	—	—	—	53,911	53,911
Forward foreign currency contracts	—	$48,047	—	—	48,047
Total	$86	$48,047	$4,523	$306,016	$358,672

[1]

Generally, the balance sheet location for asset derivatives is receivables/net unrealized appreciation (depreciation) and for liability derivatives is payables/net unrealized appreciation (depreciation).

44	Permal Alternative Select Fund 2014 Semi-Annual Report

[2]	Market value of purchased options is reported in Investments at value in the Consolidated Statement of Assets and Liabilities.

[3]

Includes cumulative appreciation (depreciation) of futures contracts as reported in the footnotes. Only variation margin is reported within the receivables and/or payables on the Consolidated Statement of Assets and Liabilities.

[4]	Values include premiums paid (received) on swap contracts which are shown separately in the Consolidated Statement of Assets and Liabilities.

The following tables provide information about the effect of derivatives and hedging activities on the Fund’s Consolidated Statement of Operations for the period ended April 30, 2014. The first table provides additional detail about the amounts and sources of gains (losses) realized on derivatives during the period. The second table provides additional information about the change in unrealized appreciation (depreciation) resulting from the Fund’s derivatives and hedging activities during the period.

AMOUNT OF REALIZED GAIN (LOSS) ON DERIVATIVES RECOGNIZED
	Interest Rate Risk	Foreign Exchange Risk	Commodity Risk	Equity Risk	Total
Purchased options[1]	—	$(3,739)	—	—	$(3,739)
Written options	—	1,363	—	$(8,860)	(7,497)
Futures contracts	$(43,511)	—	$3,041	(36,733)	(77,203)
Swap contracts	—	—	—	40,291	40,291
Forward foreign currency contracts[2]	—	(37,127)	—	—	(37,127)
Total	$(43,511)	$(39,503)	$3,041	$(5,302)	$(85,275)

[1]	Net realized gain (loss) from purchased options is reported in net realized gain (loss) from investment transactions in the Consolidated Statement of Operations.

[2]	Net realized gain (loss) from forward foreign currency contracts is reported in net realized gain (loss) from foreign currency transactions in the Consolidated Statement of Operations.

CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) ON DERIVATIVES RECOGNIZED
	Interest Rate Risk	Foreign Exchange Risk	Commodity Risk	Equity Risk	Total
Purchased options[1]	—	—	—	$(50,637)	$(50,637)
Written options	—	—	—	4,097	4,097
Futures contracts	$9,202	—	$(646)	39,896	48,452
Swap contracts	—	—	—	(51,190)	(51,190)
Forward foreign currency contracts[2]	—	$16,833	—	—	16,833
Total	$9,202	$16,833	$(646)	$(57,834)	$(32,445)

[1]

The change in unrealized appreciation (depreciation) from purchased options is reported in the change in net unrealized appreciation (depreciation) from investments in the Consolidated Statement of Operations.

[2]

The change in unrealized appreciation (depreciation) from forward foreign currency contracts is reported in the change in net unrealized appreciation (depreciation) from foreign currencies in the Consolidated Statement of Operations.

Permal Alternative Select Fund 2014 Semi-Annual Report	45

Notes to consolidated financial statements (unaudited) (cont’d)

During the period ended April 30, 2014, the volume of derivative activity for the Fund was as follows:

Average Market Value
Purchased options	$273,370
Written options	204,274
Futures contracts (to buy)	11,583,303
Futures contracts (to sell)	3,193,997
Forward foreign currency contracts (to buy)	9,764,012
Forward foreign currency contracts (to sell)	7,272,220

Average Notional Balance
Total return swap contracts	$2,608,247

The following table presents by financial instrument, the Fund’s derivative assets net of the related collateral held by the Fund at April 30, 2014:

	Gross Amount of Derivative Assets in the Consolidated Statement of Assets and Liabilities[1]	Collateral Received[2,3]	Net Amount
Purchased options[4]	$339,489	—	$339,489
Futures contracts[5]	48,522	$(48,522)	—
OTC swap contracts	2,721	—	2,721
Forward foreign currency contracts	64,880	—	64,880
Total	$455,612	$(48,522)	$407,090

The following table presents by financial instrument, the Fund’s derivative liabilities net of the related collateral pledged by the Fund at April 30, 2014:

	Gross Amount of Derivative Liabilities in the Consolidated Statement of Assets and Liabilities[1]	Collateral Pledged[2,3,6]	Net Amount
Written options	$252,105	$(252,105)	—
OTC swap contracts	53,911	(53,911)	—
Forward foreign currency contracts	48,047	(48,047)	—
Total	$354,063	$(354,063)	—

[1]	Absent an event of default or early termination, derivative assets and liabilities are presented gross and not offset in the Consolidated Statement of Assets and Liabilities.

[2]	Gross amounts not offset in the Consolidated Statement of Assets and Liabilities.

[3]	In some instances, the actual collateral received and/or pledged may be more than the amount shown here due to overcollateralization.

[4]	Market value of purchased options is shown in Investments at value in the Consolidated Statement of Asset and Liabilities.

[5]

Amount represents the current day’s variation margin as reported in the Consolidated Statement of Assets and Liabilities. It differs from the cumulative appreciation (depreciation) presented in the previous table.

[6]	See the accompanying Consolidated Schedule of Investments for securities pledged as collateral for certain derivatives.

46	Permal Alternative Select Fund 2014 Semi-Annual Report

5. Class specific expenses, waivers and/or expense reimbursements

The Fund has adopted a Rule 12b-1 distribution plan and under that plan the Fund pays a service fee with respect to its Class A, Class C and Class FI shares calculated at the annual rate of 0.25% of the average daily net assets of each respective class. The Fund also pays a distribution fee with respect to its Class C shares calculated at the annual rate of 0.75% of the average daily net assets of the class. Service and distribution fees are accrued daily and paid monthly.

For the period ended April 30, 2014, class specific expenses were as follows:

	Service and/or Distribution Fees	Transfer Agent Fees
Class A†	$1,095	$526
Class C†	2,189	270
Class FI†	1,084	522
Class I†	—	925
Class IS†	—	11
Total	$4,368	$2,254

†	For the period February 7, 2014 (inception date) to April 30, 2014 (unaudited).

For the period ended April 30, 2014, waivers and/or expense reimbursements by class were as follows:

Waivers/Expense Reimbursements
Class A†	$72,353
Class C†	36,151
Class FI†	71,630
Class I†	641,820
Class IS†	735
Total	$822,689

†	For the period February 7, 2014 (inception date) to April 30, 2014 (unaudited).

6. Shares of beneficial interest

At April 30, 2014, the Trust had an unlimited number of shares of beneficial interest authorized with a par value of $0.00001 per share. The Fund has the ability to issue multiple classes of shares. Each class of shares represents an identical interest and has the same rights, except that each class bears certain direct expenses, including those specifically related to the distribution of its shares.

Transactions in shares of each class were as follows:

	Period Ended April 30, 2014†
	Shares	Amount
Class A
Shares sold	200,000	$1,999,984
Net increase	200,000	$1,999,984

Permal Alternative Select Fund 2014 Semi-Annual Report	47

Notes to consolidated financial statements (unaudited) (cont’d)

	Period Ended April 30, 2014†
	Shares	Amount
Class C
Shares sold	100,000	$999,992
Net increase	100,000	$999,992

Class FI
Shares sold	198,018	$1,980,165
Net increase	198,018	$1,980,165

Class I
Shares sold	1,852,050	$18,523,402
Net increase	1,852,050	$18,523,402

Class IS
Shares sold	2,000	$20,000
Net increase	2,000	$20,000

†	For the period February 7, 2014 (inception date) to April 30, 2014 (unaudited).

7. Recent accounting pronouncement

The Fund has adopted the disclosure provisions of Financial Accounting Standards Board (“FASB”) Accounting Standards Update 2011-11 (“ASU 2011-11”), Balance Sheet (Topic 210) — Disclosures about Offsetting Assets and Liabilities along with the related scope clarification provisions of FASB Accounting Standards Update 2013-01 (“ASU 2013-01”) entitled Balance Sheet (Topic 210) — Clarifying the Scope of Disclosures about Offsetting Assets and Liabilities. ASU 2011-11 is intended to enhance disclosures on the offsetting of financial assets and liabilities by requiring entities to disclose both gross and net information about financial instruments and transactions that are either offset in the statement of assets and liabilities or subject to a master netting agreement or similar arrangement. ASU 2013-01 limits the scope of ASU 2011-11’s disclosure requirements on offsetting to financial assets and financial liabilities related to derivatives, repurchase and reverse repurchase agreements, and securities lending and securities borrowing transactions.

8. Subsequent event

Subsequent to period end, the Board of Trustees approved the engagement of Atlantic Investment Management, Inc. (“Atlantic”) as a subadviser to manage the equity hedge — global long/short equity strategy of the Fund. Atlantic became a subadviser to the Fund effective June 9, 2014.

48	Permal Alternative Select Fund 2014 Semi-Annual Report

Board approval of management and subadvisory agreements (unaudited)

At meetings of the Trust’s Board of Trustees, the Board considered the initial approval for a two-year period of the Investment Management Agreement pursuant to which Permal Asset Management LLC (the “Manager”) serves as “manager of managers” for the Fund, and the separate Sub-Advisory Agreements between the Manager and Apex Capital, LLC, River Canyon Fund Management LLC, TT International and Atlantic Investment Management, Inc., and the Trading Agreement between the Manager and BH-DG Systematic Trading LLP (collectively with Apex Capital, LLC, River Canyon Fund Management LLC, TT International and Atlantic Investment Management, Inc., the “Sub-Advisers”) pursuant to which each Sub-Adviser provides day-to-day management of a percentage of the Fund’s portfolio allocated to it by the Manager. (The Sub-Advisory Agreements and Trading Agreement are collectively referred to as the “Sub-Advisory Agreements” and, together with the Investment Management Agreement, as the “Agreements.”) The Manager is a subsidiary of Legg Mason, Inc. The Trustees who are not “interested persons” (as defined in the Investment Company Act of 1940, as amended (the “Independent Trustees”)) of the Fund were assisted in their review by Fund counsel and independent legal counsel and met with independent legal counsel in executive sessions separate from representatives of the Manager and the Sub-Advisers. The Independent Trustees requested and received information from the Manager and the Sub-Advisers they deemed reasonably necessary for their review of the Agreements and the services to be provided by the Manager and the Sub-Advisers. Included was information about the Manager, the Sub-Advisers and the Fund’s distributor, as well as the management, sub-advisory, administration and distribution arrangements for the Fund.

In voting to approve the Agreements, the Independent Trustees considered whether the approval of the Agreements would be in the best interests of the Fund and its prospective shareholders, an evaluation based on several factors including those discussed below.

Nature, extent and quality of the services to be provided to the Fund under the agreements

The Board received and considered information regarding the nature, extent and quality of services to be provided to the Fund by the Manager and the Sub-Advisers under the Investment Management Agreement and Sub-Advisory Agreements, respectively. The Independent Trustees considered information regarding the process by which the Manager selected and recommended the Sub-Advisers for Board approval and the Manager’s supervisory activities over the Sub-Advisers. In addition, the Independent Trustees received and considered other information regarding the administrative and other services to be rendered to the Fund and its shareholders by the Manager and its affiliates. The Board noted information received at regular meetings throughout the year related to the services rendered by the Manager in its management of another fund in the Legg Mason fund complex. The Independent Trustees considered each Sub-Adviser’s specific responsibilities in all aspects of day-to-day management of the portion of the Fund’s assets allocated to it, as well as the qualifications, experience and responsibilities of the persons who would serve as the portfolio managers for the segment of the Fund’s assets to be managed by the

Permal Alternative Select Fund	49

Board approval of management and subadvisory agreements (unaudited) (cont’d)

respective Sub-Adviser, and other key personnel at the Sub-Adviser. The Independent Trustees specifically took into account each Sub-Adviser’s investment process and capabilities, evaluating how the Sub-Adviser would complement each of the other Sub-Advisers. The Independent Trustees also discussed the acceptability of the terms of the Sub-Advisory Agreements. The Independent Trustees also considered the Manager’s favorable assessment of the nature and quality of the sub-advisory services expected to be provided to the Fund by each Sub-Adviser. The Board reviewed information received from the Manager and the Fund’s Chief Compliance Officer regarding the Fund’s compliance policies and procedures established pursuant to Rule 38a-1 under the Investment Company Act of 1940, as amended, and those of each Sub-Adviser.

The Trustees then discussed with representatives of management the portfolio management strategy of the Fund’s portfolio managers. The Trustees noted that the Manager was committed to providing the resources necessary to assist the Fund’s portfolio managers in managing the Fund. The Board also considered, based on its knowledge of the Manager and the Manager’s affiliates, the financial resources available to Legg Mason, Inc.

The Board also considered the division of responsibilities among the Manager and the Sub-Advisers and the oversight to be provided by the Manager and its affiliates. The Board also considered the Manager’s and Sub-Advisers’ brokerage policies and practices, the standards applied in seeking best execution, their policies and practices regarding soft dollars, and the existence of quality controls applicable to brokerage allocation procedures.

The Board concluded that, overall, it was satisfied with the nature, extent and quality of services expected to be provided under the respective Agreement by the Manager and the Sub-Advisers.

Fund performance

Because the Manager and the Sub-Advisers were newly-appointed, the Trustees could not consider their investment performance in managing the Fund’s portfolio as a factor in evaluating the Agreements during the meetings. The Trustees discussed with representatives of the Manager the investment strategy to be employed by the Manager and the Sub-Advisers in the management of the Fund’s assets. The Trustees noted the reputation and experience of the Manager and the Sub-Advisers, the respective portfolio managers’ experience, and the Manager’s experience and reputation in selecting, evaluating, and overseeing investment managers. The Board determined that these factors also supported a decision to approve the Agreements.

Management fees and expense ratios

The Board reviewed and considered the contractual management fee (the “Contractual Management Fee”) payable by the Fund to the Manager in light of the nature, extent and quality of the management and sub-advisory services expected to be provided by the Manager and the Sub-Advisers, respectively. The Board noted that the Manager, and not the Fund, pays the sub-advisory fees to the Sub-Advisers and, accordingly, that the

50	Permal Alternative Select Fund

retention of the Sub-Advisers would not increase the fees and expenses to be incurred by the Fund. The Board also noted that the Manager and its affiliates will provide the Fund with regulatory compliance and administrative services, office facilities and Fund officers (including the Fund’s chief financial, chief legal and chief compliance officers), and that the Manager will coordinate and oversee the provision of services to the Fund by the Sub-Advisers.

Management also discussed with the Board the Fund’s proposed distribution arrangements, including how amounts to be received by the Fund’s distributor would be expended, and the estimated fees to be received and estimated expenses to be incurred in connection with such arrangements by affiliates of the Manager. Additionally, the Board received and considered information comparing the Fund’s Contractual Management Fee with those of a group of comparable funds, which showed that the Fund’s Contractual Management Fee was competitive with the management fees payable by such other funds. The Board also noted that the Manager had contractually agreed to waive fees and/or reimburse the Fund’s expenses if such expenses exceed certain amounts and that such arrangement would continue until December 31, 2015.

Manager profitability

Because the Manager and the Sub-Advisers were newly-appointed, the Trustees could not consider the profitability of the Manager and its affiliates in providing services to the Fund as a factor in evaluating the Agreements during the meetings.

Economies of scale

The Board noted that to the extent the Fund’s assets increase over time, the Fund and its shareholders should realize economies of scale as certain expenses, such as fixed fund fees, become a smaller percentage of overall assets. The Board noted that it appeared that the benefits of any economies of scale also would be appropriately shared with shareholders through increased investment in fund management and administration resources.

Taking all of the above into consideration, the Board determined that the management fee was reasonable in light of the nature, extent and quality of the services expected to be provided to the Fund under the Agreements.

Other benefits to the manager and sub-advisers

The Board considered other benefits expected to be received by the Manager and its affiliates and the Sub-Advisers as a result of their relationship with the Fund. In light of the expected costs of providing investment management and other services to the Fund and the Manager’s commitment to the Fund, any other ancillary benefits that the Manager and its affiliates expect to receive were considered reasonable. The Trustees noted that the Sub-Advisers may direct Fund brokerage transactions to certain brokers to obtain research and other services. However, the Trustees acknowledged that the Sub-Advisers were required to select brokers who met the Fund’s requirements for seeking best execution, and that the Fund’s administrator monitored and evaluated trade execution with respect to Fund

Permal Alternative Select Fund	51

Board approval of management and subadvisory agreements (unaudited) (cont’d)

brokerage transactions on a quarterly basis and would provide reports to the Board on these matters. The Trustees concluded that the benefits that the Sub-Advisers may receive by virtue of their relationship with the Fund also appeared to be reasonable.

Based on their discussions and considerations, including those described above, the Trustees approved the Investment Management Agreement and the Sub-Advisory Agreements.

No single factor reviewed by the Board was identified by the Board as the principal factor in determining whether to approve the Investment Management Agreement and the Sub-Advisory Agreements.

52	Permal Alternative Select Fund

Permal Alternative Select Fund

Trustees

Paul R. Ades

Andrew L. Breech

Dwight B. Crane

Althea L. Duersten*

Kenneth D. Fuller President

Frank G. Hubbard

Howard J. Johnson Chairman

Jerome K. Miller

Ken Miller

John J. Murphy

Thomas F. Schlafly

*	Effective April 1, 2014, Ms. Duersten became a Trustee.

Investment manager

Permal Asset Management LLC

Subadvisers

Apex Capital, LLC

Atlantic Investment Management, Inc.

BH-DG Systematic Trading LLP

River Canyon Fund Management LLC

TT International

Distributor

Legg Mason Investor Services, LLC

Custodian

State Street Bank and Trust Company

Transfer agent

Boston Financial Data Services, Inc.

2000 Crown Colony Drive

Quincy, MA 02169

Independent registered public accounting firm

KPMG LLP

345 Park Avenue

New York, NY 10154

Permal Alternative Select Fund

The Fund is a separate investment series of Legg Mason Partners Equity Trust, a Maryland statutory trust.

Permal Alternative Select Fund

Legg Mason Funds

620 Eighth Avenue, 49th Floor

New York, NY 10018

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. To obtain information on Form N-Q, shareholders can call the Fund at 1-877-721-1926.

Information on how the Fund voted proxies relating to portfolio securities during the prior 12-month period ended June 30th of each year and a description of the policies and procedures that the Fund uses to determine how to vote proxies related to portfolio transactions are available (1) without charge, upon request, by calling the Fund at 1-877-721-1926. (2) on the Fund’s website at www.leggmason.com/individualinvestors and (3) on the SEC’s website at www.sec.gov.

This report is submitted for the general information of the shareholders of Permal Alternative Select Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by a current prospectus.

Investors should consider the Fund’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the Fund. Please read the prospectus carefully before investing.

www.leggmason.com/individualinvestors

© 2014 Legg Mason Investor Services, LLC

Member FINRA, SIPC

Legg Mason Funds Privacy and Security Notice

Your Privacy and the Security of Your Personal Information is Very Important to the Legg Mason Funds

This Privacy and Security Notice (the “Privacy Notice”) addresses the Legg Mason Funds’ privacy and data protection practices with respect to nonpublic personal information the Funds receive. The Legg Mason Funds include any funds sold by the Funds’ distributor, Legg Mason Investor Services, LLC, as well as Legg Mason-sponsored closed-end funds and certain closed-end funds managed or sub-advised by Legg Mason or its affiliates. The provisions of this Privacy Notice apply to your information both while you are a shareholder and after you are no longer invested with the Funds.

The Type of Nonpublic Personal Information the Funds Collect About You

The Funds collect and maintain nonpublic personal information about you in connection with your shareholder account. Such information may include, but is not limited to:

•	Personal information included on applications or other forms;

•	Account balances, transactions, and mutual fund holdings and positions;

•	Online account access user IDs, passwords, security challenge question responses; and

•	Information received from consumer reporting agencies regarding credit history and creditworthiness (such as the amount of an individual’s total debt, payment history, etc.).

How the Funds Use Nonpublic Personal Information About You

The Funds do not sell or share your nonpublic personal information with third parties or with affiliates for their marketing purposes, or with other financial institutions or affiliates for joint marketing purposes, unless you have authorized the Funds to do so. The Funds do not disclose any nonpublic personal information about you except as may be required to perform transactions or services you have authorized or as permitted or required by law. The Funds may disclose information about you to:

•	Employees, agents, and affiliates on a “need to know” basis to enable the Funds to conduct ordinary business or comply with obligations to government regulators;

•

Service providers, including the Funds’ affiliates, who assist the Funds as part of the ordinary course of business (such as printing, mailing services, or processing or servicing your account with us) or otherwise perform services on the Funds’ behalf, including companies that may perform marketing services solely for the Funds;

•	The Funds’ representatives such as legal counsel, accountants and auditors; and

•	Fiduciaries or representatives acting on your behalf, such as an IRA custodian or trustee of a grantor trust.

NOT PART OF THE SEMI-ANNUAL REPORT

Legg Mason Funds Privacy and Security Notice (cont’d)

Except as otherwise permitted by applicable law, companies acting on the Funds’ behalf are contractually obligated to keep nonpublic personal information the Funds provide to them confidential and to use the information the Funds share only to provide the services the Funds ask them to perform.

The Funds may disclose nonpublic personal information about you when necessary to enforce their rights or protect against fraud, or as permitted or required by applicable law, such as in connection with a law enforcement or regulatory request, subpoena, or similar legal process. In the event of a corporate action or in the event a Fund service provider changes, the Funds may be required to disclose your nonpublic personal information to third parties. While it is the Funds’ practice to obtain protections for disclosed information in these types of transactions, the Funds cannot guarantee their privacy policy will remain unchanged.

Keeping You Informed of the Funds’ Privacy and Security Practices

The Funds will notify you annually of their privacy policy as required by federal law. While the Funds reserve the right to modify this policy at any time they will notify you promptly if this privacy policy changes.

The Funds’ Security Practices

The Funds maintain appropriate physical, electronic and procedural safeguards designed to guard your nonpublic personal information. The Funds’ internal data security policies restrict access to your nonpublic personal information to authorized employees, who may use your nonpublic personal information for Fund business purposes only.

Although the Funds strive to protect your nonpublic personal information, they cannot ensure or warrant the security of any information you provide or transmit to them, and you do so at your own risk. In the event of a breach of the confidentiality or security of your nonpublic personal information, the Funds will attempt to notify you as necessary so you can take appropriate protective steps. If you have consented to the Funds using electronic communications or electronic delivery of statements, they may notify you under such circumstances using the most current email address you have on record with them.

In order for the Funds to provide effective service to you, keeping your account information accurate is very important. If you believe that your account information is incomplete, not accurate or not current, or if you have questions about the Funds’ privacy practices, write the Funds using the contact information on your account statements, email the Funds by clicking on the Contact Us section of the Funds’ website at www.leggmason.com, or contact the Fund at 1-877-721-1926.

Revised April 2011

NOT PART OF THE SEMI-ANNUAL REPORT

www.leggmason.com/individualinvestors

© 2014 Legg Mason Investor Services, LLC Member FINRA, SIPC

PRML016458 6/14 SR14-2231

ITEM 2.	CODE OF ETHICS.

Not applicable.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Included herein under Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a) (1) Not applicable.

Exhibit 99.CODE ETH

(a) (2) Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.CERT

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.906CERT

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

Legg Mason Partners Equity Trust

By:	/s/ Kenneth D. Fuller
Kenneth D. Fuller
Chief Executive Officer

Date:	June 25, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Kenneth D. Fuller
Kenneth D. Fuller
Chief Executive Officer

Date:	June 25, 2014

By:	/s/ Richard F. Sennett
Richard F. Sennett
Principal Financial Officer

Date:	June 25, 2014